                                                              VARIABLE INVESTORS
                                                                    SERIES TRUST

                            [PHOTO OF COUPLE KISSING]

JUNE 30, 1999 SEMI-ANNUAL REPORT

                         [BUILD, ENJOY, PRESERVE LOGO](SM)

[FIRST VARIABLE LIFE INSURANCE COMPANY LOGO]

TABLE OF CONTENTS                                  [BUILD, ENJOY, PRESERVE LOGO]

Report of the President                                                     1
-----------------------------------------------------------------------------
Management's Discussion & Analysis
  Small Cap Growth                                                          3
-----------------------------------------------------------------------------
  World Equity                                                              5
-----------------------------------------------------------------------------
  Growth                                                                    7
-----------------------------------------------------------------------------
  Matrix Equity                                                             9
-----------------------------------------------------------------------------
  Growth & Income                                                          11
-----------------------------------------------------------------------------
  Multiple Strategies                                                      13
-----------------------------------------------------------------------------
  High Income Bond                                                         15
-----------------------------------------------------------------------------
  U.S. Government Bond                                                     17
-----------------------------------------------------------------------------
Schedule of Investments                                                    19
-----------------------------------------------------------------------------
Statements of Assets and Liabilities                                       54
-----------------------------------------------------------------------------
Statements of Operations                                                   56
-----------------------------------------------------------------------------
Statements of Changes in Net Assets                                        58
-----------------------------------------------------------------------------
Financial Highlights                                                       62
-----------------------------------------------------------------------------
Notes to the Financial Statements                                          70
-----------------------------------------------------------------------------

[FIRST VARIABLE LIFE INSURANCE COMPANY LOGO]

August 1999

Dear First Variable Contract Holder:

I am pleased to present the semi-annual report for the Variable Investors Series Trust. This report gives you information on how the investment choices inside your First Variable Contract have performed over the past six months.

During the first half of 1999, the capital markets experienced significant fluctuations. The Dow Jones Industrial Average closed above 11,000 for the first time in mid-May, up almost 22% from its 9,121 low in January. The broader market indices rose substantially from their lows earlier in the year. The Standard & Poor's 500 Index, for example, was up 12.38% year-to-date through June 30, 1999 and the Russell 2000 up 9.28%.

The interest rate environment is one of the primary drivers of the fixed income markets. In anticipation of the Federal Reserve rate increase in rates at the end of June, the bond markets fell. The Salomon Brother Broad Investment Grade Index returned -1.66% year-to-date through June 1999.

High yield bonds, however, behave a little differently. The continued strong domestic economic growth strengthened the returns of high bonds to 2.82% for the first half of the year (as measured by the First Boston High Yield Bond Index).

Because different types of investments can be up or down at various times, a well-diversified investment portfolio is crucial to your success. Ask your financial professional for assistance in constructing a portfolio that meets your investment goals and objectives.

And, thank you for choosing First Variable Life Insurance... the company that has been helping investors like you BUILD wealth, ENJOY income and PRESERVE assets since 1968. We look forward to serving your needs for many years to come.

                                      Sincerely,

                                      /s/ John M. Soukup
                                      John M. Soukup
                                      President, Variable Investors Series Trust

SMALL CAP GROWTH PORTFOLIO


OBJECTIVE

Seeks capital appreciation by investing primarily in common stocks of emerging companies with the potential for significant capital appreciation and strong earnings growth with attendant risk. The Portfolio normally invests at least 65% of assets in common stocks and convertible securities issued by companies with market capitalization or annual revenues not exceeding $1 billion at the time of purchase.

MANAGEMENT'S DISCUSSION & ANALYSIS

The first six months of the year have carried a wide variety of investment themes, some of which small cap aggressive growth managers could participate in, some we could not. The fourth quarter of 1998 was historic, if not mythic when it comes to what the Internet stocks accomplished. Demand for Internet issues continued to be insatiable, but remained disconnected from the underlying fundamentals. Our portfolios were mostly absent from the Internet fray; as earnings based, small cap investors, we struggled both with the lack of economic earnings generated by most of these companies, as well as the fact that very few were truly "small cap."


If you look at our portfolios versus the benchmark without the Internet contribution, what you'll find is that all but 77 basis points of our second quarter underperformance to the Russell 2000 can be explained away and we actually added 23 basis points of value in the second quarter above the Russell 2000 Growth. (Without Internet, we added 287 basis points of value in the first quarter to the Russell 2000 and we added 173 basis points of value to the Russell 2000 Growth). Not withstanding, other themes had also emerged throughout the first half of the year that conspired to hurt the small cap growth piece of the market.

In February our underperformance was partially driven by our exposure to Healthcare names like Quadramed, Eclipsys and Sunrise Assisted Living. We are notoriously absent from sectors like Utilities, Energy and Financials; because of our myopic focus on superior rates of growth and positive rate of change analysis, we are typically


PILGRIM BAXTER & ASSOCIATES, LTD.

[PILGRIM BAXTER & ASSOCIATES LOGO]

SMALL CAP GROWTH

PERFORMANCE

------------------------------------------
Average Annual Total Return as of 6/30/99
------------------------------------------
1 Year                               2.04%
------------------------------------------
5 Year                                N/A
------------------------------------------
Since Inception*                    13.66%

*May 4, 1995


TOP 10 HOLDINGS

---------------------------------------------------------
                                      % of          % of
  As of 6/30/99                     Portfolio      Top 10
---------------------------------------------------------
RF Micro Devices, Inc.                2.71%        13.24%
---------------------------------------------------------
Applied Micro Circuits Corporation    2.66%        12.97%
---------------------------------------------------------
Qlogic Corporation                    2.13%        10.41%
---------------------------------------------------------
Dentrite International, Inc.          2.13%        10.40%
---------------------------------------------------------
New Era of Networks, Inc.             2.02%         9.87%
---------------------------------------------------------
Mercury Interactive Corporation       1.89%         9.21%
---------------------------------------------------------
BroadVision, Inc.                     1.79%         8.72%
---------------------------------------------------------
Network Appliance, Inc.               1.76%         8.59%
---------------------------------------------------------
Whittman-Hart, Inc.                   1.72%         8.39%
---------------------------------------------------------
Legato Systems, Inc.                  1.68%         8.20%


TOP 5 SECTOR WEIGHTINGS


--------------------------------------------------
                                           % of
  As of 6/30/99                          Portfolio
--------------------------------------------------
Semiconductor Manufacturing                  7.91%
--------------------------------------------------
Electronic Components                        5.11%
--------------------------------------------------
Systems Integrator                           5.00%
--------------------------------------------------
Software-Client/Server                       4.88%
--------------------------------------------------
Telecommunication Equipment                  4.64%


Special risks due to small size such as limited markets and financial resources should be considered when investing in small cap stocks.

drawn to secular growth stories, not cyclical. However, year-to-date, the Energy sector is up a strong 43%, Utilities are up 60% and Financials are up 16%; all areas that typically fall below of our parameters of growth. Through May, the Internet had contributed 86% of the Russell 2000 Growth's performance. Of the top 15 performers in the index, three were investable based on earnings, only two of which were within our market cap parameters.

June ushered in a breath of fresh air for our portfolios. Technology was back! The oversold Software sector came back to life helping names in the portfolio like Actuate Software, Mercury Interactive and Advent Software. We outperformed the benchmarks by anywhere from 900 to 1000 basis points in June.

OUTLOOK

As the market continues to recognize the inherent growth prospects of our portfolio companies coupled with still near bottom valuations, we would continue to be very constructive on our outlook for small caps. The market is, however, struggling with fears of a Fed increase, slowing domestic growth and the specter of rising inflation, so by no means will it be easy pickings. The market has shown an aptitude for fickleness, and we expect nothing less in the coming months. What we do best is adhere to our consistent application of a proven, successful investment process.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH PORTFOLIO AND THE RUSSELL 2000 INDEX*

                VIST SMALL CAP GROWTH      RUSSELL 2000 INDEX

MAY 4, 1995            10,000                   10,000
JUNE 30                10,939                   10,676
SEP 30                 12,593                   11,731
DEC 31, 1995           13,008                   11,985
MAR 31                 14,439                   12,600
JUN 30                 16,705                   13,230
SEP 30                 17,587                   13,275
DEC 31, 1996           16,582                   13,965
MAR 31                 13,401                   13,242
JUN 30                 16,540                   15,655
SEP 30                 18,778                   17,984
DEC 31, 1997           16,703                   17,382
MAR 31                 18,207                   19,127
JUN 30, 1998           16,690                   18,234
SEP 30                 12,902                   14,560
DEC 31, 1998           16,181                   16,934
MAR 31                 15,120                   16,015
DEC 31, 1999           17,031                   18,505


* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.



AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 1999


                                     Past 1            Life of
                                      Year          Portfolio***
                                     ------         ------------
Small Cap Growth Portfolio            2.04%            13.66%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 4, 1995)

WORLD EQUITY PORTFOLIO


OBJECTIVE

The investment objective of the World Equity Portfolio is to seek maximum long-term total return by investing primarily in common stocks, and securities convertible into common stocks, traded in securities markets located around the world, including the United States. This objective per First Variable's instruction, is to be obtained via international "blue chips" and domestic U.S. small cap stocks.

MANAGEMENT'S DISCUSSION & ANALYSIS

INTERNATIONAL COMMENTARY

Our strategy was focused on (1) being "overweight" in European equities, (2) increasing Japan to a neutral weight, and keeping emerging market exposure low.

We currently have approximately 46% of the Portfolio invested in Europe. Our largest country weights in Europe are the UK (11%), Netherlands (5%) and France (5%). We expect restructuring and M&A to continue, but are becoming concerned about higher interest rates.

Additionally, the Portfolio has approximately 2% in the markets of Australia and Canada. Our positions in these markets are primarily focused on their banking/financial sectors.

Our industry positions are focused on telecommunications (10%), business services (6%), publishing (6%), food and beverages (6%), and electronics (6%).

We eliminated our hedge on the Euro (from 50% at the beginning of the quarter), and have reduced the Yen hedge from 50% to 25%. These changes were made because of the weakening of the dollar during the period. Currently, 62% of the total portfolio is US$ denominated.

Due to the increase in interest rates in the US and Europe, equity markets are starting to become nervous. Currency volatility has also increased. We will be positioning the portfolio more defensively in the period ahead.

                                                                       EVERGREEN
                                                                      INVESTMENT
                                                                      MANAGEMENT

                                                                [EVERGREEN LOGO]


WORLD EQUITY

PERFORMANCE

-------------------------------------------
Average Annual Total Return as of 6/30/99
-------------------------------------------
1 Year                              (1.69)%
-------------------------------------------
5 Year                              13.79%
-------------------------------------------
10 Year                              9.09%


TOP 10 HOLDINGS

-------------------------------------------------------
                                   % of           % of
As of 6/30/99                    Portfolio       Top 10
-------------------------------------------------------
Arnoldo Mondadori Editore SPA      2.12%         12.90%
-------------------------------------------------------
Nokia Oyj ADR                      1.91%         11.62%
-------------------------------------------------------
Jones Apparel Group, Inc.          1.73%         10.52%
-------------------------------------------------------
Fuji Heavy Industries Ltd.         1.72%         10.43%
-------------------------------------------------------
PMC-Sierra, Inc.                   1.69%         10.26%
-------------------------------------------------------
Pearson Plc                        1.53%          9.32%
-------------------------------------------------------
Deutsche Telekom AG                1.50%          9.11%
-------------------------------------------------------
Invensys Plc                       1.46%          8.85%
-------------------------------------------------------
Applied Micro Circuits Corp.       1.42%          8.65%
-------------------------------------------------------
Cognex Corp.                       1.37%          8.34%


TOP 5 COUNTRIES


-----------------------------------------------------
                                              % of
As of 6/30/99                               Portfolio
-----------------------------------------------------
United States                                48.05%
-----------------------------------------------------
United Kingdom                               11.24%
-----------------------------------------------------
Japan                                        10.32%
-----------------------------------------------------
France                                        4.79%
-----------------------------------------------------
Netherlands                                   4.61%


Special risks such as currency fluctuations and political changes should be considered when investing internationally.

DOMESTIC COMMENTARY

The 2nd quarter marked a long awaited turnaround in the performance of Small Cap stocks. The Small Cap universe outperformed larger cap indices.

The gains in the Portfolio were concentrated in technology stocks. The 20.2% of the Portfolio we had invested in technology hardware returned an impressive 54.5%. Several areas of technology investment offer exciting growth potential. The semiconductor industry, which is cyclical, is moving into a recovery phase with new products and technologies. Semiconductors have long been linked to personal computers, which are now becoming commoditized. We believe there is a new area of semiconductor growth in telecommunications products. Accordingly, we have eliminated exposure to personal computer manufacturing, and now have substantial investments in telecommunications products.

Another area of technology which has performed well is the area of data storage. A new technology called fibre channel allows for inexpensive storage of data at remote locations. A leading vendor, Emulex Corp. appreciated 237% during the quarter.

Looking to the 3rd quarter, we are encouraged by broader global economic strength, and stronger relative earnings growth. These drivers, when combined with the long observed fact that small caps are cheap, make the outlook for relative small cap returns to be the strongest in several years. However, the concentrated areas of outperformance in the 2nd quarter make portions of the market susceptible to the inevitable corrections the market experiences. In the upcoming quarter, we will be focused on managing the risk in our performance, even as our outlook becomes increasingly optimistic.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WORLD EQUITY PORTFOLIO AND THE MSCI WORLD INDEX*

                  VIST WORLD EQUITY         MSCI WORLD INDEX

APR 1, 1994           10,000                   10,000
JUN 30                 9,830                   10,301
SEP 30                10,523                   10,522
DEC 31, 1994          10,707                   10,447
MAR 31                10,921                   10,957
JUN 30                11,806                   11,375
SEP 30                13,312                   11,849
DEC 31, 1995          13,310                   12,329
MAR 31                13,721                   12,772
JUN 30                14,646                   13,131
SEP 30                14,263                   13,187
DEC 31, 1996          14,956                   13,666
MAR 31                14,544                   13,749
JUN 30                16,506                   15,728
SEP 30                17,645                   16,022
DEC 31, 1997          16,449                   15,391
MAR 31                18,895                   17,595
JUN 30, 1998          19,078                   17,952
SEP 30                15,329                   15,799
DEC 31, 1998          17,289                   19,135
MAR 31                17,070                   20,281
JUN 30, 1999          18,755                   21,481

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED JUNE 30, 1999


                               Past 1       Past 5       Past 10
                                Year         Years        Years
                               ------       ------       -------
World Equity Portfolio         (1.69)%      13.79%        9.09%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the World Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

GROWTH PORTFOLIO


OBJECTIVE

Seeks capital growth by investing primarily in common stocks and securities convertible into common stock. Also seeks current income when consistent with the primary objective. Securities are selected on the basis of their issuers' long-term potential for expanding their earnings, profitability, and size and on the basis of potential increases in market recognition of their securities.

MANAGEMENT'S DISCUSSION & ANALYSIS

MARKET COMMENTARY The performance of the portfolio in the first six months of 1999 reflected a dramatic change in market sentiment. In the March quarter, the returns were bolstered by the strong performance in large-capitalization growth stocks. The June period was more difficult, with the funds suffering from a market rotation into cyclicals and value stocks before returning to a growth orientation at the end of the quarter.


PORTFOLIO PERFORMANCE

In the second quarter of 1999, the Growth Portfolio had a negative return of
 .10%, significantly lagging the 7.05% return of the S&P 500. However, strong first-quarter performance brought the six-month return to 11.25%, about 100 basis points below the 12.38% benchmark return.

Over the first six months of 1999, the best performing S&P 500 industry sectors were technology (up 24.7%), basic materials (22.1%), energy (18.9%), capital goods (17.5%), communication services (16.6%), and finance (12.7%). A lack of exposure to cyclicals, such as, paper, energy, chemicals, and metals, which did not screen well in the earnings-and price-momentum-driven Value Line Timeliness Ranking System, impaired portfolio returns. Moreover, significant weightings in technology, healthcare and financials, all of which increased performance considerably in the first quarter, hurt the funds in the second quarter. Technology suffered disproportionately with the rotation out of large-cap growth into cyclicals. The prospect of higher interest rates had a negative effect on financials; stock prices of banks, insurance firms and


                                VALUE LINE, INC.
                               [VALUE LINE LOGO]


GROWTH

PERFORMANCE

------------------------------------------
Average Annual Total Return as of 6/30/99
------------------------------------------
1 Year                              29.65%
------------------------------------------
5 Year                              28.15%
------------------------------------------
10 Year                             17.08%


TOP 10 HOLDINGS


----------------------------------------------------
                                % of           % of
As of 6/30/99                 Portfolio       Top 10
----------------------------------------------------
Microsoft Corporation           3.99%         11.53%
----------------------------------------------------
Cisco Systems, Inc.             3.80%         10.98%
----------------------------------------------------
America Online, Inc.            3.69%         10.65%
----------------------------------------------------
Intel Corporation               3.60%         10.41%
----------------------------------------------------
Omnicom Group                   3.48%         10.05%
----------------------------------------------------
EMC Corporation                 3.41%          9.87%
----------------------------------------------------
Tyco International Ltd.         3.31%          9.56%
----------------------------------------------------
Wal-Mart Stores, Inc.           3.22%          9.30%
----------------------------------------------------
Pfizer, Inc.                    3.07%          8.86%
----------------------------------------------------
Dell Computer Corporation       3.04%          8.79%


TOP 5 SECTOR WEIGHTINGS


-----------------------------------------------------
                                              % of
As of 6/30/99                               Portfolio
-----------------------------------------------------
Computer Related                             17.47%
-----------------------------------------------------
Drugs                                         8.55%
-----------------------------------------------------
Broadcasting                                  7.75%
-----------------------------------------------------
Computer Software                             7.68%
-----------------------------------------------------
Financial Services                            7.65%

specialty financial companies fell sharply. The healthcare sector was adversely affected by two factors--its large-cap status and the concern that new Medicare legislation would take its toll on drug companies, medical supply firms and healthcare providers. Nonetheless, over the two-quarter period, the portfolio ultimately benefited from overweightings in technology and consumer cyclicals.

During the January through June period, we initiated a number of changes to the portfolio to provide better diversification and reduce risk. These included taking profits in some of the technology holdings as they continued to appreciate. Increased exposure to media, entertainment, and cable--CBS, Viacom, Time Warner--should benefit the portfolio, as access to digital television, telephony and the Internet begin to converge. We also added to our holdings in capital goods (Illinois Tool Works, Ingersoll Rand, United Technologies, Allied Signal and Tyco International) and in consumer staples (Clorox and Dial), in an effort to better position the portfolio for a cyclical recovery.


OUTLOOK

The economic environment is favorable with continued, but moderating growth in Gross Domestic Product (GDP). Inflation remains muted, due in large part to the Fed's ongoing efforts. The combination of effective monetary policy and constant jawboning, on the part of Chairman Greenspan, has prompted a sharp rise in the interest rates on the 30-year Treasury bond from a record low of 4.7% last October, to a recent high of nearly 6.2% in June. This, in turn, has helped slow GDP growth in the US from 6.0% in the fourth quarter of 1998 to 4.3% in the first quarter of 1999. Growth is likely to decelerate further to an estimated 3.0% in the second quarter and to 2.0% to 2.5% during the second half of 1999. We anticipate lower long-term interest rates, as well, perhaps in the area of 5.5%.

As we move toward the end of the millennium, we believe that the market will continue to exhibit a great deal of volatility. Given the strong returns in recent years and investor anxiety regarding Y2K issues, it would not be surprising to see some profit taking. However, barring any unforeseen global events that would have a negative impact, we believe that Y2K-related disruptions in the market will be only temporary in nature and, moreover, will likely provide attractive investment opportunities.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH PORTFOLIO AND THE S&P 500 INDEX*


                            VIST GROWTH            S&P 500 INDEX

APR 1, 1994                    10,000                  10,000
JUN 30                          9,393                   9,966
SEP 30                         10,141                  10,380
DEC 31, 1994                   10,264                  10,303
MAR 31                         10,834                  11,305
JUN 30                         12,461                  12,383
SEP 30                         14,180                  13,365
DEC 31, 1995                   14,075                  14,169
MAR 31                         15,209                  14,930
JUN 30                         15,970                  15,599
SEP 30                         16,924                  16,081
DEC 31, 1996                   17,708                  17,420
MAR 31                         16,850                  17,889
JUN 30                         19,920                  21,009
SEP 30                         22,475                  22,582
DEC 31, 1997                   21,890                  23,231
MAR 31                         23,984                  26,469
JUN 30, 1998                   25,036                  27,342
SEP 30                         22,919                  24,627
DEC 31, 1998                   29,177                  29,868
MAR 31                         32,492                  31,355
JUN 30, 1999                   32,459                  33,566


* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED JUNE 30, 1999


                           Past 1        Past 5         Past 10
                            Year          Years          Years
                           ------        ------         -------
Growth Portfolio           29.65%        28.15%          17.08%


"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

MATRIX EQUITY PORTFOLIO

OBJECTIVE

Seeks capital appreciation and current income by investing in a diversified portfolio of equity securities that is selected on the basis of a proprietary analytical model.


MANAGEMENT'S DISCUSSION & ANALYSIS

MARKET COMMENTARY

While market breadth increased for the quarter, it is still narrow on a historical basis. At the end of the first quarter, according to Salomon Smith Barney, lack of market breadth was at a historical high, as 80% of all US listed stocks lagged the S&P 500. The measure stood at 69% on June 30, lower, but still high on a historical basis. Any number above 50% warrants watching, as this degree of narrowness was last reached in 1990, and previously in 1987 and 1973. The volatility across large caps has decreased from the first quarter, especially in Energy, Communication Services and Technology.


PORTFOLIO PERFORMANCE

Matrix Equity lagged the S&P 500 Index for the second quarter 1999, posting a 5.47% return versus 7.05% for that of the Index.

Overall, in April, while the earnings/price component of the valuation process was sound, as well as the recently implemented price factor, the cash flow portion of the valuation process and estimate revision were weak. In May, the valuation process was also sound, as earnings/price and cash flow were strong, as well as price. Estimate revision was weak for the month of May.

At the sector level, stock selection was strong in Basic materials and Consumer Staples, as well as Technology, and weak in Capital Goods, Communications Services, Consumer Cyclicals, Energy and Health Care.

One of the weakest industries was Brokers/Asset Management, lead by Morgan Stanley and Merrill Lynch, two stocks in which we were overweight relative to the benchmark. Towards the end of the quarter, this industry, as well as these issues had begun to rebound, on expectations of improved quarterly earnings.


                                                                    STATE STREET
                                                                 GLOBAL ADVISORS
                                                                     [SSGA LOGO]


MATRIX EQUITY


PERFORMANCE


-----------------------------------------
Average Annual Total Return as of 6/30/99
-----------------------------------------
1 Year                             12.61%
-----------------------------------------
5 Year                             17.30%
-----------------------------------------
10 Year                            13.68%

TOP 10 HOLDINGS


---------------------------------------------------
                                   % of       % of
As of 6/30/99                    Portfolio   Top 10
---------------------------------------------------
Microsoft Corporation              4.21%     14.60%
---------------------------------------------------
Wal-Mart Stores, Inc.              3.49%     12.10%
---------------------------------------------------
Citigroup, Inc.                    3.03%     10.50%
---------------------------------------------------
Intl. Business Machines Corp.      2.99%     10.37%
---------------------------------------------------
AT&T Corporation                   2.85%      9.89%
---------------------------------------------------
General Electric Company           2.76%      9.56%
---------------------------------------------------
Cisco Systems, Inc.                2.74%      9.49%
---------------------------------------------------
Lucent Technologies, Inc.          2.67%      9.25%
---------------------------------------------------
MCI WorldCom, Inc.                 2.14%      7.41%
---------------------------------------------------
Ford Motor Company                 1.97%      6.83%


TOP 5 SECTOR WEIGHTINGS


--------------------------------------------------
                                           % of
  As of 6/30/99                          Portfolio
--------------------------------------------------
Telecommunications                        10.25%
--------------------------------------------------
Financial Services                         7.81%
--------------------------------------------------
Computer & Business Equipment              6.62%
--------------------------------------------------
Computer Related                           6.12%
--------------------------------------------------
Banks                                      5.76%

Another weak industry for the quarter was Medical Products, Tyco and Guidant, in particular. While the strategy has been underweight Tyco due to its stretched valuation, the stock was very strong over the quarter. The strategy was overweight Guidant, the medical products manufacturer and distributor. Although Guidant was weak for the early portion of the quarter, margins and earnings estimates are solid and improving, and FDA approvals have recently enhanced price movement. Other weak industries for the quarter include: Apparel Retail, Computer Software, Energy Production, and Semiconductors.

Strong stock selection at the industry level was seen in computer hardware (Apple Computer), Metals and Mining (Alcoa), Oil Refining (Coastal Corp.), Banks (Fleet Financial, Citigroup), and Household Products, given a zero weight to Gillette.

In Medical Services, Columbia/HCA HealthCare was problematic, as the stock suffered due to a government investigation involving two senior executives. Earnings estimates were weakening, but have now turned the corner as the market has absorbed this "event risk." COL is a leading medical care provider in the US, and is a great value relative to industry peers.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MATRIX EQUITY PORTFOLIO AND THE S&P 500 INDEX*


                            MATRIX EQUITY          S&P 500 INDEX

APR 1, 1994                    10,000                  10,000
JUN 30                          9,940                   9,966
SEP 30                         10,180                  10,380
DEC 31, 1994                   10,009                  10,303
MAR 31                         10,604                  11,305
JUN 30                         11,153                  12,383
SEP 30                         12,369                  13,365
DEC 31, 1995                   13,357                  14,169
MAR 31                         12,989                  14,930
JUN 30                         13,446                  15,599
SEP 30                         12,835                  16,081
DEC 31, 1996                   13,973                  17,420
MAR 31                         13,767                  17,889
JUN 30                         15,284                  21,009
SEP 30                         17,057                  22,582
DEC 31, 1997                   17,055                  23,231
MAR 31                         19,342                  26,469
JUN 30, 1998                   19,607                  27,342
SEP 30                         16,940                  24,267
DEC 31, 1998                   20,655                  29,868
MAR 31                         20,933                  31,355
JUN 30, 1999                   22,078                  33,566

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED JUNE 30, 1999


                               Past 1       Past 5       Past 10
                                Year         Years        Years
                               ------       ------       -------
Matrix Equity Portfolio        12.61%       17.30%       13.68%


"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Matrix Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

GROWTH & INCOME PORTFOLIO


OBJECTIVE

Seeks long-term growth of capital and income and a reasonable current return by investing primarily in dividend-paying common stocks, convertibles, and readily marketable securities that derive their value from common stocks, as well as fixed income securities. The Portfolio does not strive to maintain a specific balance of stocks, bonds, and money market instruments. Instead the manager selects the industry sectors and individual securities he believes have the highest potential for attractive total returns.

MANAGEMENT'S DISCUSSION & ANALYSIS


MARKET COMMENTARY

The second quarter was a positive one for the U.S. Stock market, with most major equity indices advancing at least modestly despite rising bond yields through the period. The market's rally was paced by a surge in value-type stocks (e.g., recently out-of-favor cyclical issues). This contrasted sharply with 1998 and this year's first quarter, when a handful of large-cap growth stocks propelled the market's continued advance. Driving the market's rotation toward value/cyclical stocks over the April-through-June span were signs of a robust economy and positive profit surprises announced by some highly visible commodity-sensitive companies.


PORTFOLIO PERFORMANCE

Against this backdrop, the VIST Growth & Income Portfolio had a gain this quarter of 16.2%, vs. gains of 7.05% and 9.28%, respectively, for the S&P 500 Index and the Lipper Growth & Income Funds Index. A number of the Portfolio's holdings saw good performances, supported by the more-hospitable environment for value-type stocks through the period (we continued to employ a value-based investment approach), in particular its energy, retail, capital-equipment and industrial holdings. Also contributing positively to the Portfolio's return were its computer holdings, which were aided by an improving inventory backdrop.

We made few material changes to the Portfolio during the quarter with respect to sector allocation. Our largest area of concentration remained financial stocks, where we continued to have a modest overweighting. We maintained significant


                                                                   CREDIT SUISSE
                                                           ASSET MANAGEMENT, LLP
                                                           [WARBURG PINCUS LOGO]


GROWTH & INCOME


PERFORMANCE


-----------------------------------------
Average Annual Total Return as of 6/30/99
-----------------------------------------
1 Year                             15.23%
-----------------------------------------
5 Year                               N/A
-----------------------------------------
Since Inception*                   20.09%


*May 31, 1995


TOP 10 HOLDINGS


----------------------------------------------------
                                   % of        % of
As of 6/30/99                    Portfolio    Top 10
----------------------------------------------------
Royal Dutch Petroleum Co. ADR      3.13%      14.02%
----------------------------------------------------
Comerica, Inc.                     2.88%      12.89%
----------------------------------------------------
Bell Atlantic Corporation          2.26%      10.13%
----------------------------------------------------
Intl. Business Machines Corp.      2.16%       9.66%
----------------------------------------------------
Intel Corporation                  2.14%       9.57%
----------------------------------------------------
Philip Morris Companies, Inc.      2.01%       9.01%
----------------------------------------------------
Lehman Brothers Holdings, Inc.     1.96%       8.76%
----------------------------------------------------
BP Amoco Plc ADR                   1.95%       8.73%
----------------------------------------------------
Unisys Corporation                 1.92%       8.62%
----------------------------------------------------
BMC Software, Inc.                 1.92%       8.61%


TOP 5 SECTOR WEIGHTINGS


-----------------------------------------------------
                                              % of
As of 6/30/99                               Portfolio
-----------------------------------------------------
Financial Services                            8.86%
-----------------------------------------------------
Banks                                         8.17%
-----------------------------------------------------
Oil & Gas                                     7.48%
-----------------------------------------------------
Telecommunications                            5.08%
-----------------------------------------------------
Computers & Business Equipment                4.13%

exposure to the financial-services sector in part due to our optimism regarding pricing power in the insurance area. We also had a significant weighting in the banks and savings & loan sector. We had a limited weighting here through much of 1998, but saw a number of buying opportunities emerge late last year and early this year as credit-quality concerns weighed on the sector. We judged specific bank stocks to be oversold, believing that the market was overly pessimistic regarding certain companies' loan-growth prospects (our increased weighting here was also based on a steepening yield curve, which can enhance profit margins for lenders). We continued, through the quarter, to find the best values among banks that concentrate primarily on commercial (e.g., industrial) loans.

We also maintained a weighting in the capital-equipment sector. We made little in the way of noteworthy changes here, other than to eliminate a position which had appreciated to reach our sell target. Notwithstanding the healthy rally exhibited by these stocks during the quarter, we remain optimistic regarding the group's longer-term prospects. A number of capital-equipment companies continue to operate well below full capacity, and hence offer significant "operating leverage" (such companies can potentially keep a firm hand on unit costs during periods of rising demand for their products).

Another noteworthy area of concentration for the Portfolio remained the technology area, most specifically the computer sector. We maintained a bias here toward equipment companies with relatively healthy balance sheets and leadership status within their respective markets. We continued to largely avoid the electronics sector, reflecting our ongoing concerns regarding valuations here. That aside, we did add an electronics stock during the quarter that we considered to be attractive, in part due to the company's increasingly efficient use of capital.

Sector weightings we lowered somewhat during the quarter included telecommunications & equipment, reflecting our general concerns over relatively high valuations in the area. We continued to see attractive stocks here, however, most specifically stocks of regional Bell operating companies. We also reduced our exposure to the healthcare sector, again based on valuation considerations.


OUTLOOK

Looking ahead to the next several months, we see ample grounds for optimism regarding equities. For one, the economy's buoyancy stands to support earnings growth, particularly within certain areas. The interest-rate backdrop, meanwhile, could stabilize given the Federal Reserve's stated near-term disinclination to raise rates in the wake of its June 30 increase. That said, we believe stock performance could vary greatly by sector and company, necessitating continued careful analysis of company fundamentals.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH & INCOME PORTFOLIO AND THE S&P500 INDEX*

                   GROWTH & INCOME           S&P 500 INDEX

MAY 4, 1995            10,000                   10,000
JUN 30                 10,152                   10,232
SEP 30                 11,145                   11,043
DEC 31, 1995           11,310                   11,708
MAR 31                 12,747                   12,337
JUN 30                 12,907                   12,890
SEP 30                 12,162                   13,288
DEC 31, 1996           12,680                   14,395
MAR 31                 12,833                   14,782
JUN 30                 14,608                   17,360
SEP 30                 16,139                   18,660
DEC 31, 1997           16,257                   19,196
MAR 31                 18,121                   21,872
JUN 30, 1998           18,324                   22,593
SEP 30                 15,669                   20,350
DEC 31, 1998           18,276                   24,680
MAR 31                 18,134                   25,910
JUN 30, 1999           21,113                   27,736


* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED JUNE 30, 1999


                                        Past 1          Life of
                                         Year        Portfolio***
                                        ------       ------------
Growth & Income Portfolio               15.23%          20.09%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth & Income Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 31, 1995)

MULTIPLE STRATEGIES PORTFOLIO


OBJECTIVE


Seeks as high a level of total return over an extended period of time as is consistent with prudent investment risk by investing in equity securities, bonds and money market instruments in varying proportions, depending upon prevailing economic and financial market conditions.


MANAGEMENT'S DISCUSSION & ANALYSIS

For the second quarter of 1999, the Multiple Strategies Portfolio lost .71%, underperforming the 3.79% of the composite benchmark, comprised of 60% S&P 500/40% Lehman Government Corporate Bond Index. However, significant outperformance in the first quarter brought total return over the six-month period to 8.67%, beating the benchmark return of 6.52% by about 200 basis points.

The equity holdings in the Multiple Strategies Portfolio mirror those of the Growth Portfolio. Our heaviest sector weightings are in technology, financials, consumer staples, healthcare and consumer cyclicals, sectors that are relatively more attractive in terms of above-trendline growth patterns.

On the fixed income side, the favorable equity returns outweighed the negative impact of a spike in bond yields over the first six months of 1999. The year began with Brazil's currency devaluation, reinforcing concerns of global economic problems. The yield on the 30-year Treasury fell from 5.31% to 5.05% in early January. By February, a robust 1998 fourth quarter GDP release, coupled with Fed Chairman Greenspan's hints at a possible overreaction in its Fall 1998 rate cuts sent the bond market reeling. Long-term interest rates rose to 5.61%, producing the worst monthly return (-2.55%) since 1981. Between March and April rates meandered. A stronger than expected Consumer Price Index report in May for the prior month shook the markets, but the June data proved to be benign. Rates rebounded again in May and June, peaking at 6.16% late in the second quarter.


                                VALUE LINE, INC.
                               [VALUE LINE LOGO]

MULTIPLE STRATEGIES


PERFORMANCE


-----------------------------------------
Average Annual Total Return as of 6/30/99
-----------------------------------------
1 Year                             25.72%
-----------------------------------------
5 Year                             23.30%
-----------------------------------------
10 Year                            15.29%


TOP 10 HOLDINGS


----------------------------------------------------
                                % of           % of
As of 6/30/99                 Portfolio       Top 10
----------------------------------------------------
FHLB, 4.875%, 01/22/2002        4.09%         14.43%
----------------------------------------------------
FNMA, 5.750%, 06/15/2005        3.06%         10.78%
----------------------------------------------------
Microsoft Corporation           3.00%         10.58%
----------------------------------------------------
Cisco Systems, Inc.             2.84%         10.01%
----------------------------------------------------
America Online, Inc.            2.84%         10.01%
----------------------------------------------------
Intel Corporation               2.63%          9.29%
----------------------------------------------------
Omnicom Group                   2.59%          9.14%
----------------------------------------------------
Tyco International Ltd.         2.49%          8.80%
----------------------------------------------------
Wal-Mart Stores, Inc.           2.42%          8.53%
----------------------------------------------------
Pfizer, Inc.                    2.39%          8.43%


TOP 5 SECTOR WEIGHTINGS


----------------------------------------------------
                                             % of
As of 6/30/99                              Portfolio
----------------------------------------------------
Computer Related                             12.86%
----------------------------------------------------
Federal Agencies                              9.17%
----------------------------------------------------
Drugs                                         6.53%
----------------------------------------------------
Financial Services                            5.85%
----------------------------------------------------
Broadcasting                                  5.85%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MULTIPLE STRATEGIES PORTFOLIO, THE S&P 500 INDEX* AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX*

                    VIST MULTIPLE      LEHMAN BROS.    INDEX S&P
                     STRATEGIES     GOV'T/CORP. BOND   500 INDEX

APR 1, 1994            10,000            10,000          10,000
JUN 30                  9,364             9,876           9,966
SEP 30                  9,913             9,925          10,380
DEC 31, 1994            9,974             9,962          10,303
MAR 31                 10,475            10,458          11,305
JUN 30                 11,845            11,136          12,383
SEP 30                 13,154            11,343          13,365
DEC 31, 1995           13,189            11,872          14,169
MAR 31                 13,884            11,594          14,930
JUN 30                 14,351            11,648          15,599
SEP 30                 15,053            11,854          16,081
DEC 31, 1996           15,609            12,217          17,420
MAR 31                 15,008            11,875          17,889
JUN 30                 17,212            12,525          21,009
SEP 30                 19,151            13,211          22,582
DEC 31, 1997           19,011            13,991          23,231
MAR 31                 20,380            14,191          26,469
JUN 30                 21,223            14,792          27,342
SEP 30                 20,032            15,525          24,627
DEC 31, 1998           24,552            15,545          29,868
MAR 31                 26,873            15,021          31,355
JUN 30, 1999           26,682            14,621          33,566


* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED JUNE 30, 1999


                                 Past 1       Past 5       Past 10
                                  Year         Years        Years
                                 ------       ------       -------
Multiple Strategies Portfolio    25.72%       23.30%        15.29%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Multiple Strategies Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

HIGH INCOME BOND PORTFOLIO


OBJECTIVE

Seeks a high level of current income while secondarily seeking capital appreciation by investing primarily in fixed-income securities, including corporate bonds and notes, discount bonds, zero-coupon bonds, convertible securities, and preferred stocks and bonds issued with warrants, which are rated Baa or below by Moody's or BBB or below by Standard & Poor's or in unrated securities determined to be of comparable quality.


MANAGEMENT'S DISCUSSION & ANALYSIS

MARKET COMMENTARY

High yield bonds delivered excellent relative returns for the six months ending June 30, 1999. These returns were driven by continued strong domestic economic growth coupled with stable to improving foreign economies. Reflecting the strong domestic economic situation, the yield spread between the CS First Boston High Yield Index and a comparable US Treasury security narrowed 83 basis points during the period. Given the bright economic outlook, the basic material sectors such as forest products, metals and mining were standouts while healthcare was a noticeable laggard as concerns about government reimbursements in the long-term care segment negatively impacted the sector. In general, credit risk was rewarded as illustrated by the performance of the Lehman CCC Index, which returned 8.58%, while the BB and B indices returned 0.4% and 2.09% respectively. While relative returns were attractive, absolute returns were negatively impacted by rising interest rates in the high quality fixed income markets. For the period as a whole, the Lehman Brothers High Yield Bond Index returned 2.20%, outperforming the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, which returned -1.37 %.


PORTFOLIO PERFORMANCE

The fund outperformed the First Boston High Yield Bond Index and modestly underperformed the Lipper High Current Yield Fund Average for the period. Several factors led to the Portfolio's


FEDERATED INVESTMENT
  COUNSELING, INC.

                                [FEDERATED LOGO]

HIGH INCOME BOND


PERFORMANCE


-----------------------------------------
Average Annual Total Return as of 6/30/99
-----------------------------------------
1 Year                              2.08%
-----------------------------------------
5 Year                              9.86%
-----------------------------------------
10 Year                             9.69%


TOP 10 HOLDINGS


-----------------------------------------------------
                                  % of          % of
As of 6/30/99                  Portfolio       Top 10
-----------------------------------------------------
Telewest Communications Plc      1.70%         13.44%
-----------------------------------------------------
Level 3 Communications, Inc.     1.61%         12.72%
-----------------------------------------------------
Revlon Corporation               1.42%         11.18%
-----------------------------------------------------
Fox/Liberty Networks LLC         1.28%         10.08%
-----------------------------------------------------
Nextel Communications, Inc.      1.20%          9.44%
-----------------------------------------------------
Ameriserve Food Dist., Inc.      1.16%          9.15%
-----------------------------------------------------
Hermes Europe Railtel B.V.       1.14%          9.01%
-----------------------------------------------------
Sinclair Broadcast Group Inc.    1.06%          8.37%
-----------------------------------------------------
GS Escrow Corporation            1.05%          8.31%
-----------------------------------------------------
Chancellor Media Corp.           1.05%          8.30%


TOP 5 SECTOR WEIGHTINGS


----------------------------------------------------
                                             % of
As of 6/30/99                              Portfolio
----------------------------------------------------
Telecommuncation & Cellular                  12.71%
----------------------------------------------------
Telecommunications                           11.50%
----------------------------------------------------
Cable Television                             11.24%
----------------------------------------------------
Broadcast Radio & Television                  8.38%
----------------------------------------------------
Industrial Products & Equipment               5.16%


High yield bonds are subject to greater risk of principal and income than higher quality bonds.

outperformance. First, while the Portfolio was overweight the telecommunications sector, the Portfolio had no exposure to the satellite segment as disappointments at Iridium, a satellite phone company, dragged the sector lower. The Portfolio was also underweight healthcare, which substantially underperformed and had little exposure to the long-term care segment within healthcare, which led to the sector problems. Specific holdings in Fox/Liberty and Metronet outperformed as stronger credits took operating control of both companies. Triton PCS, Telesystems International and Teligent, three aggressive telecommunications issuers, outperformed as lower quality issues surged. On the negative side, the Portfolio was underweight the basic material sectors which outperformed, given the strong economy. Also, positions in Paging Network, the largest US paging company and Stena Lines, a major European ferry operator, underperformed because of disappointing financial performance. Quality weightings both helped and hurt the fund as the underweight in BB-rated securities helped performance while the underweight in the more aggressive CCC and non-rated sectors hurt performance, especially versus the Lipper average.


OUTLOOK

For the balance of 1999, we believe high yield bonds offer attractive relative returns given strong domestic economic growth and stable to improving international economics, which should lead to additional spread tightening between high yield bonds and treasuries. Absolute returns will be influenced by the direction of interest rates. The June 30th hike in the Fed Funds rate by the Federal Reserve signals their concern about strong economic growth leading to inflationary pressures and their willingness to raise rates to head off inflation.

From a portfolio perspective, we continue to be overweight the telecommunications sector, given the powerful secular growth characteristics of the sector. We remain biased to modestly decreasing interest rate risk and increasing credit risk given the strong economic conditions, while also looking to increase exposure to basic materials. This bias will be carefully implemented given the rising trend in default rates.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH INCOME BOND PORTFOLIO, FIRST BOSTON HIGH YIELD INDEX AND THE LEHMAN BROTHERS SINGLE "B" INDEX*


                 HIGH INCOME FUND    LEHMAN BROTHERS SINGLE "B" INDEX     FIRST BOSTON HIGH YIELD INDEX

APR 1, 1994           10,000                    10,000                                10,000
JUN 30                 9,906                    10,010                                 9,856
SEP 30                 9,879                    10,198                                10,014
DEC 31, 1994           9,655                    10,215                                10,010
MAR 31                10,167                    10,745                                10,481
JUN 30                10,729                    11,299                                11,089
SEP 30                11,102                    11,641                                11,423
DEC 31, 1995          11,487                    11,907                                11,752
MAR 31                11,795                    12,213                                12,006
JUN 30                11,948                    12,464                                12,195
SEP 30                12,635                    13,053                                12,653
DEC 31, 1996          13,123                    13,523                                13,211
MAR 31                13,269                    13,694                                13,405
JUN 30                13,931                    14,259                                13,984
SEP 30                14,621                    14,919                                14,641
DEC 31, 1997          14,899                    15,159                                14,878
MAR 31                15,431                    15,746                                15,326
JUN 30, 1998          15,526                    15,854                                15,519
SEP 30                14,857                    14,946                                14,565
DEC 31, 1998          15,352                    15,356                                14,964
MAR 31                15,872                    15,653                                15,209
JUN 30, 1999          15,850                    15,674                                15,386


* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED JUNE 30, 1999

                                   Past 1      Past 5       Past 10
                                    Year        Years        Years
                                   ------      ------       -------
High Income Bond Portfolio          2.08%       9.86%        9.69%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Income Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

U.S. GOVERNMENT BOND PORTFOLIO


OBJECTIVE

Seeks current income and preservation of capital. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in U.S. Government Securities; the remainder may be invested in investment grade corporate securities and in cash and money market instruments.


MANAGEMENT'S DISCUSSION & ANALYSIS


MARKET COMMENTARY

The first quarter of 1999 saw a return to more normal conditions in the fixed income markets. As the global economic environment started to show signs of stabilizing, U.S. fixed income investors refocused on U.S. economic fundamentals. The unwinding of the flight to quality continued as interest rates trended higher and credit spreads continued to narrow. Credit spreads narrowed most quickly in the larger, well-known sectors of the corporate and mortgage market, as investors are now turning their attention to the lesser known issues in these sectors looking for relative value opportunities.

The second quarter was marked with inflationary fears. Investors became entranced with each domestic economic release, searching for a sign that would provide insight into the intentions of the Federal Reserve. Two events during the quarter stood as focal points of market sentiment. First, the release of the April CPI report showing an increase in inflation of 0.7% and an increase in core inflation of 0.4%. Second, was the Fed's hawkish posture towards the risk of inflation.

A change in bias, towards tightening, was announced at the May Federal Open Market Committee Meeting. The June 17th Congressional testimony of Chairman Alan Greenspan all but announced an increase in rates at the June 30th FOMC Meeting. The market sensing the increase was already pricing into the markets, began a quarter end rally, sending the 30-year Treasury yield back down from a 6.16% high to 5.96%. On June 30th, the Fed affirmed its earlier indications by increasing rates 25 basis points and shifting to a neutral bias.

STRONG CAPITAL MANAGEMENT

                                 [STRONG LOGO]


U.S. GOVERNMENT BOND

PERFORMANCE


-----------------------------------------
Average Annual Total Return as of 6/30/99
-----------------------------------------
1 Year                              2.33%
-----------------------------------------
5 Year                              7.42%
-----------------------------------------
10 Year                             7.59%


TOP 10 HOLDINGS

---------------------------------------------------
                                % of         % of
As of 6/30/99                 Portfolio      Top 10
---------------------------------------------------
USTB, 6.125%, 11/15/2027       10.00%        20.43%
---------------------------------------------------
USTN, 7.875%, 11/15/2004         6.54%       13.35%
---------------------------------------------------
Fed. Agric. Mort. Co.
 7.012%, 1/25/2003               5.31%       10.86%
---------------------------------------------------
USTN, 5.625%, 05/15/2008         5.03%       10.27%
---------------------------------------------------
FNMA, 11.000%, 02/01/2019        3.99%        8.14%
---------------------------------------------------
FNMA, 11.500%, 02/01/2019        3.89%        7.96%
---------------------------------------------------
USTN, 5.875%, 11/30/2001         3.85%        7.88%
---------------------------------------------------
USTB, 7.250%, 05/15/2016         3.60%        7.37%
---------------------------------------------------
FNMA, 9.500%, 03/25/2019         3.45%        7.05%
---------------------------------------------------
Fed. Agric. Mort. Co.
 6.710%, 07/25/2008              3.27%        6.69%


TOP 5 SECTOR WEIGHTINGS


----------------------------------------------------
                                             % of
As of 6/30/99                              Portfolio
----------------------------------------------------
Mortgage Backed Securities                   40.52%
----------------------------------------------------
U.S. Government Securities                   34.47%
----------------------------------------------------
Collateralized Mortgage Obligations           8.59%
----------------------------------------------------
Corporate Bonds                               8.16%
----------------------------------------------------
Non-Agency Mortgage and Asset Backed          1.75%


Investment in the U.S. Government Bond Portfolio is not guaranteed by the U.S. Government.

The U.S. economy remains strong with GDP up 4.3% in the first quarter with expectations of 3 to 3.5 for the second quarter. Thus far, the continued strength in the economy has not had a significant impact on inflation. The benefits of technological advances and e-commerce appear to be taking effect, as increases in productivity are currently supporting the strength of the economy.


PORTFOLIO PERFORMANCE

The Trust outperformed its Salomon Brothers Broad Investment Grade Index for the first half of 1999, returning -1.66% compared to -2.45% for the index. The duration was slightly below the benchmark for the most of the first half, being brought back to neutral in recent weeks. We believe that the bond market has overreacted to inflationary concerns, presenting opportunities going forward. Global competition and increased productivity, through the utilization of technology should hold inflation in check. As Y2K efforts are phased out in the fourth quarter, those resources will be redeployed, further enhancing productivity.


OUTLOOK

Our outlook calls for lower interest rates, beginning in the next three to six months, once the burgeoning demand side of the U.S. economy begins to show signs of softening. We look to extend duration when evidence of softer demand dispels the market's fear of renewed inflation. However, there needs to be a catalyst to change the market psychology. Once that happens, the market could move quickly. The Market remains focused on domestic economic data releases and will keep a close eye on the Fed's next meeting on August 24th.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX*

                                             LEHMAN BROS.
                U.S. GOV'T BOND           GOV'T BOND INDEX

APR 1, 1994          10,000                    10,000
JUN 30                9,929                     9,885
SEP 30                9,960                     9,921
DEC 31, 1994          9,959                     9,862
MAR 31               10,474                    10,431
JUN 30               11,162                    11,078
SEP 30               11,403                    11,273
DEC 31, 1995         11,968                    11,788
MAR 31               11,663                    11,522
JUN 30               11,666                    11,576
SEP 30               11,839                    11,772
DEC 31, 1996         12,217                    12,115
MAR 31               12,143                    11,729
JUN 30               12,578                    12,385
SEP 30               13,010                    12,800
DEC 31, 1997         13,362                    13,224
MAR 31               13,543                    13,424
JUN 30               13,842                    13,779
SEP 30               14,379                    14,541
DEC 31, 1998         14,403                    14,527
MAR 31               14,297                    14,320
JUN 30, 1999         14,164                    14,198

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED JUNE 30, 1999


                                         Past 1      Past 5     Past 10
                                          Year        Years      Years
                                         ------      ------     -------
U.S. Government Bond Portfolio            2.33%       7.42%      7.59%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the U.S. Government Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)


        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES          VALUE
      ------------------                                 ------          -----
COMMON STOCKS
  AIRLINES -- (0.7%)
    Frontier Airlines, Inc. (a) ......................   5,700        $   91,913
                                                                      ----------

  CIRCUITS -- (1.1%)
    ANADIGICS, Inc. (a) ..............................   3,600           133,200
                                                                      ----------

  COMMERCIAL SERVICES -- (2.9%)
    Lason, Inc. (a) ..................................   2,100           104,212
    NCO Group, Inc. (a) ..............................   3,200           121,600
    Quanta Services, Inc. (a) ........................   2,900           127,600
                                                                      ----------
                                                                         353,412
  COMPUTER RELATED -- (2.1%)
    Extreme Networks, Inc. (a) .......................   2,200           127,737
    NVIDIA Corporation (a) ...........................   6,800           130,050
                                                                      ----------
                                                                         257,787
  COMPUTER SERVICES -- (2.7%)
    Cognizant Technology Solutions Corporation,
      Class A (a) ....................................   3,600            93,825
    International Integration, Inc. (a) ..............   5,900           132,750
    QRS Corporation (a) ..............................   1,400           109,200
                                                                      ----------
                                                                         335,775
  COMPUTER SOFTWARE -- (3.6%)
    Advent Software, Inc. (a) ........................   2,000           134,000
    Exchange Applications, Inc. (a) ..................   4,100           167,075
    Verity,  Inc. (a) ................................   2,600           140,887
                                                                      ----------
                                                                         441,962
  CONSULTING SERVICES -- (2.1%)
    Professional Detailing, Inc. (a) .................   4,200            98,700
    The Metzler Group, Inc. (a) ......................   2,300            63,538
    USWeb Corporation (a) ............................   4,300            95,406
                                                                      ----------
                                                                         257,644
  CONSUMER PRODUCTS-MISCELLANEOUS -- (1.0%)
    Blyth Industries, Inc. (a) .......................   3,600           123,750
                                                                      ----------

  DATA STORAGE -- (1.8%)
    Network Appliance, Inc. (a) ......................   3,900           217,912
                                                                      ----------

  DRUGS/PHARMACEUTICALS -- (3.4%)
    Advance Paradigm, Inc. (a) .......................   1,600            97,600
    Jones Pharma, Inc. ...............................   3,200           126,000
    Medicis Pharmaceutical Corporation, Class A (a) ..   3,450            87,544
    Roberts Pharmaceutical Corporation (a) ...........   4,800           116,400
                                                                      ----------
                                                                         427,544
  ELECTRONIC COMMERCE -- (1.3%)
    Pegasus Systems, Inc. (a) ........................   1,800            67,388
    Transaction Systems Architects, Inc.,
      Class A (a) ....................................   2,400            93,600
                                                                      ----------
                                                                         160,988


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES          VALUE
      ------------------                                 ------          -----
COMMON STOCKS -- (CONTINUED)
  ELECTRONIC COMPONENTS -- (5.1%)
    Cymer, Inc. (a) ..................................   5,500        $  137,500
    Optical Coating Laboratory, Inc. .................   1,900           158,888
    RF Micro Devices, Inc. (a) .......................   4,500           335,812
                                                                      ----------
                                                                         632,200
  ENVIRONMENTAL -- (2.2%)
    Catalytica, Inc. (a) .............................   7,900           110,600
    Tetra Tech, Inc. (a) .............................   9,700           160,050
                                                                      ----------
                                                                         270,650
  FOOD & BEVERAGES -- (0.7%)
    Suiza Foods Corporation (a) ......................   2,000            83,750
                                                                      ----------

  HEALTH CARE -- (2.0%)
    Eclipsys Corporation (a) .........................   5,000           119,687
    Laser Vision Centers, Inc. (a) ...................   2,100           132,300
                                                                      ----------
                                                                         251,987
  HUMAN RESOURCES -- (1.3%)
    AHL Services, Inc. (a) ...........................   6,300           157,106
                                                                      ----------

  INDUSTRIAL PRODUCTS & EQUIPMENT -- (4.3%)
    Applied Science & Technology, Inc. (a) ...........   4,900           110,250
    Brooks Automation, Inc. (a) ......................   4,300           116,369
    Cognex Corporation (a) ...........................   4,800           151,500
    PRI Automation, Inc. (a) .........................   4,300           155,875
                                                                      ----------
                                                                         533,994
  INFORMATION SYSTEMS -- (1.6%)
    MedQuist, Inc. (a) ...............................   4,500           196,875
                                                                      ----------

  MACHINERY & EQUIPMENT -- (0.9%)
    United Rentals, Inc. (a) .........................   3,700           109,150
                                                                      ----------

  MEDICAL PRODUCTS & SUPPLIES -- (3.9%)
    Molecular Devices Corporation (a) ................   3,400           127,500
    Osteotech, Inc. (a) ..............................   3,000            86,250
    Perclose, Inc. (a) ...............................   1,900            91,319
    Xomed Surgical Products, Inc., Class A (a) .......   3,600           175,275
                                                                      ----------
                                                                         480,344
  NETWORKING -- (2.4%)
    MMC Networks, Inc. (a) ...........................   2,600           116,350
    Proxim, Inc. (a) .................................   3,200           185,600
                                                                      ----------
                                                                         301,950
  NETWORKING SOFTWARE -- (3.8%)
    Bindview Development Corporation (a) .............   4,400           104,500
    Micromuse, Inc. (a) ..............................   2,400           119,700
    New Era of Networks, Inc. (a) ....................   5,700           250,444
                                                                      ----------
                                                                         474,644


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES          VALUE
      ------------------                                 ------          -----
COMMON STOCKS -- (CONTINUED)
  POLLUTION CONTROL -- (1.5%)
    Waste Connections, Inc. (a) ......................   6,300        $  192,150
                                                                       ---------

  RADIO/TELEVISION -- (1.1%)
    Citadel Communications Corporation (a) ...........   3,800           137,513
                                                                      ----------

  RAILROAD -- (0.8%)
    Motive Power Industries, Inc. (a) ................   5,450            98,100
                                                                      ----------

  RESTAURANTS -- (2.5%)
    Dave & Busters, Inc. (a) .........................   3,500           101,500
    P.F. Chang's China Bistro, Inc. (a) ..............   4,600            99,475
    Rubio's Restaurants, Inc. (a) ....................   7,300           112,694
                                                                      ----------
                                                                         313,669
  RETAIL-APPAREL -- (3.0%)
    Ann Taylor Stores Corporation (a) ................   2,900           130,500
    K-Swiss, Inc., Class A ...........................   3,500           162,750
    Tarrant Apparel Group (a) ........................   3,300            75,075
                                                                      ----------
                                                                         368,325
  RETAIL-CATALOG -- (1.5%)
    Insight Enterprises, Inc. (a) ....................   7,700           190,575
                                                                      ----------

  RETAIL-GROCERY -- (0.8%)
    Whole Foods Market, Inc. (a) .....................   2,000            96,125
                                                                      ----------

  RETAIL-SPECIALTY -- (1.7%)
    CSK Auto Corporation (a) .........................   4,200           113,400
    Sonic Automotive, Inc. (a) .......................   7,500           103,125
                                                                      ----------
                                                                         216,525
  SEMICONDUCTOR MANUFACTURING -- (7.9%)
    Applied Micro Circuits Corporation (a) ...........   4,000           329,000
    Galileo Technology Ltd. (a) ......................   3,000           135,937
    Hi/fn, Inc. (a) ..................................   2,000           152,250
    QLogic Corporation (a) ...........................   2,000           264,000
    SDL, Inc. (a) ....................................   1,900            97,019
                                                                      ----------
                                                                         978,206
  SOFTWARE -- (2.6%)
    Actuate Software Corporation (a) .................   3,400            90,100
    DSET Corporation (a) .............................   6,400            89,200
    TSI International Software Ltd. (a) ..............   5,000           141,875
                                                                      ----------
                                                                         321,175
  SOFTWARE-CLIENT/SERVER -- (4.9%)
    Dendrite International, Inc. (a) .................   7,300           263,712
    Great Plains Software, Inc. (a) ..................   2,800           132,125
    Legato Systems, Inc. (a) .........................   3,600           207,900
                                                                      ----------
                                                                         603,737


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                              SHARES             VALUE
      ------------------                              ------             -----
COMMON STOCKS -- (CONTINUED)
  SOFTWARE-DESKTOP -- (1.9%)
    Macromedia, Inc. (a) ..........................   3,100            $  109,275
    Visio Corporation (a) .........................   3,200               121,800
                                                                       ----------
                                                                          231,075
  SOFTWARE-INTERNET -- (1.8%)
    BroadVision, Inc. (a) .........................   3,000               221,250
                                                                       ----------

  SOFTWARE-TESTING -- (1.9%)
    Mercury Interactive Corporation (a) ...........   6,600               233,475
                                                                       ----------

  SPECIAL OUTPATIENT FACILITY -- (0.7%)
    Renal Care Group, Inc. (a) ....................   3,200                82,800
                                                                       ----------

  SYSTEMS INTEGRATOR -- (5.0%)
    Diamond Technology Partners, Inc.,
      Class A (a) .................................   6,400               143,200
    International Network Services (a) ............   3,550               143,331
    Sapient Corporation (a) .......................   2,100               118,913
    Whittman-Hart, Inc. (a) .......................   6,700               212,725
                                                                       ----------
                                                                          618,169
  TELECOMMUNICATION EQUIPMENT -- (4.6%)
    ADTRAN, Inc. (a) ..............................   3,500               127,312
    Aware, Inc. (a) ...............................   2,700               124,538
    Carrier Access Corporation (a) ................   2,800               122,675
    Excel Switching Corporation (a) ...............   3,000                89,813
    Harmonic, Inc. (a) ............................   1,900               109,131
                                                                       ----------
                                                                          573,469
  TRANSPORTATION -- (0.8%)
    Coach USA, Inc. (a) ...........................   2,300                96,456
                                                                       ----------

      TOTAL COMMON STOCKS -- (Cost $8,931,118)                95.9%    11,867,331
                                                                       ----------

                           INTEREST   MATURITY    MATURITY
                             RATE       DATE       AMOUNT
                             ----       ----       ------
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT -- (1.8%)
    State Street Bank and
      Trust Company (b)     3.750%   07/01/1999   $215,022                215,000
                                                                      -----------

      TOTAL SHORT TERM INVESTMENT -- (Cost $215,000)           1.8%       215,000
                                                                      -----------
TOTAL INVESTMENTS -- (Cost $9,146,118)                        97.7%    12,082,331
OTHER ASSETS LESS LIABILITIES --                               2.3%       289,936
                                                             -----    -----------
NET ASSETS --                                                100.0%   $12,372,267
                                                             =====    ===========

(a)  Non-income producing security.

(b) The agreement with State Street Bank and Trust Company, dated 6/30/99, is fully collateralized by a United States Treasury Note, 5.625%, 11/30/99, with a value of $221,427.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)


        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES          VALUE
      ------------------                                 ------          -----
COMMON STOCKS
  AUSTRALIA -- (1.8%)
    Foster's Brewing Group Ltd. ......................  64,200        $  180,707
    Lend Lease Corporation Ltd. ......................  13,400           183,743
                                                                      ----------
                                                                         364,450

  CANADA -- (0.6%)
    Genesis Microchip, Inc. (a) ......................   5,500           129,937
                                                                      ----------

  FINLAND -- (2.1%)
    Nokia Oyj ADR ....................................   4,415           386,852
    UPM-Kymmene Oyj ..................................   1,260            36,109
                                                                      ----------
                                                                         422,961

  FRANCE -- (4.8%)
    Axa ..............................................     624            76,097
    Cap Gemini N.V. ..................................   1,452           228,111
    Danone ...........................................     400           103,085
    France Telecom S.A. ..............................     511            38,585
    Rhone Poulenc S.A. ...............................   2,249           102,728
    Societe Eurafrance S.A. ..........................     183           113,565
    Society Elf Aquitaine ............................     431            63,223
    Total S.A., Class B ..............................     961           123,930
    Vivendi ..........................................   1,489           120,569
                                                                      ----------
                                                                         969,893

  GERMANY -- (4.0%)
    BASF AG ..........................................   1,145            50,577
    DaimlerChrysler AG ...............................   1,239           107,287
    Deutsche Telekom AG ..............................   7,226           303,171
    Fresenius AG .....................................     584           103,246
    Karstadt AG ......................................      87            41,793
    Mannesmann AG ....................................     499            74,525
    Thyssen Krupp AG (a) .............................   5,411           118,977
                                                                      ----------
                                                                         799,576

  HONG KONG -- (0.1%)
    Dairy Farm International Holdings Ltd. ...........   8,000             9,600
                                                                      ----------

  ITALY -- (2.9%)
    Arnoldo Mondadori Editore SPA ....................  24,800           429,494
    ENI SPA ..........................................  24,000           143,247
    Tecnost SPA ......................................   8,607            21,205
                                                                      ----------
                                                                         593,946


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES           VALUE
      ------------------                                 ------           -----
COMMON STOCKS -- (CONTINUED)
  JAPAN -- (10.3%)
    Amada Company Ltd. ...............................  19,000        $  134,290
    Bellsystem 24, Inc. ..............................     600           245,267
    Canon, Inc. ......................................   1,000            28,767
    Citizen Watch Company ............................  10,000            86,798
    Fuji Heavy Industries Ltd. .......................  45,000           347,442
    Fujitsu ..........................................   3,000            60,387
    Matsushita Communication Industrial Company Ltd. .   1,000            71,505
    Nikon Corporation ................................   1,000            16,368
    Nippon Express Company Ltd. ......................  10,000            59,932
    Nippon Telegraph & Telephone Corporation .........       6            69,935
    Nippon Telegraph & Telephone Corporation ADR .....   3,800           237,975
    Oracle Corporation Japan .........................   2,000           223,196
    SMC Corporation ..................................   1,300           145,615
    Taisho Pharmaceutical Company ....................   1,000            33,066
    Tokyo Ohka Kogyo Company Ltd. ....................   5,600           159,246
    Toshiba Corporation ..............................  13,000            92,742
    Yamanouchi Pharmaceutical Company Ltd. ...........   2,000            76,548
                                                                      ----------
                                                                       2,089,079

  NETHERLANDS -- (4.4%)
    Akzo Nobel N.V. ..................................   2,855           120,077
    Heineken N.V. ....................................   3,525           180,415
    Koninklijke Ahold N.V. ...........................   6,575           226,380
    Unilever N.V. ....................................   1,679           113,108
    VNU N.V. .........................................   3,245           129,623
    Wolters Kluwer N.V. ..............................   3,008           119,691
                                                                      ----------
                                                                         889,294

  SOUTH AFRICA -- (0.4%)
    Anglo American Plc (a) ...........................   1,716            80,198
                                                                      ----------

  SPAIN -- (0.5%)
    Corporacion Bancaria de Espana (Argentaria) ......   4,800           109,105
                                                                      ----------

  SWEDEN -- (3.1%)
    AstraZeneca Group Plc ............................   4,510           175,852
    Ericsson LM, Class B .............................   6,600           211,863
    Pharmacia & Upjohn, Inc. .........................   2,251           124,628
    Svenska Handelsbanken AB, Class A ................  10,080           121,117
                                                                      ----------
                                                                         633,460

  SWITZERLAND -- (3.1%)
    Edipresse S.A. ...................................     750           243,553
    Lindt & Spruengli ................................      86           218,996
    Nestle S.A. ......................................      63           113,474
    Roche Holdings AG ................................       5            51,379
                                                                      ----------
                                                                         627,402


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES           VALUE
      ------------------                                 ------           -----
COMMON STOCKS -- (CONTINUED)
UNITED KINGDOM -- (11.2%)
    Allied Zurich AG .................................  11,069        $  139,144
    Billiton Plc .....................................  22,450            78,559
    BP Amoco Plc .....................................  10,112           181,067
    British Aerospace Plc ............................   4,000            26,040
    British Telecommunications Plc ...................   5,637            94,362
    Compass Group Plc ................................  22,600           224,248
    Cordiant Communications Group Plc ................  58,700           161,458
    HSBC Holdings Plc ................................   6,400           233,444
    Invensys Plc .....................................  62,313           294,663
    Pearson Plc ......................................  15,265           310,152
    Saatchi & Saatchi Plc ............................  58,700           198,560
    Shell Transport & Trading Company ................  10,830            81,257
    Smithkline Beecham Plc ...........................  11,486           149,365
    Vodafone Group Plc ...............................   5,247           103,217
                                                                      ----------
                                                                       2,275,536

  UNITED STATES -- (48.1%)
    24/7 Media, Inc. (a) .............................   4,500           173,250
    Abacus Direct Corporation (a) ....................   1,100           100,650
    Action Performance Companies, Inc. (a) ...........   2,000            66,000
    Alkermes, Inc. (a) ...............................   4,200            97,125
    Annuity and Life Re (Holdings) Ltd. ..............   6,300           141,356
    Applied Micro Circuits Corporation (a) ...........   3,500           287,875
    Arch Chemicals, Inc. .............................   5,000           121,563
    Astec Industries, Inc. (a) .......................   4,500           183,375
    BancTec, Inc. (a) ................................   2,900            52,019
    Big Flower Holdings, Inc. (a) ....................   7,000           223,125
    Boise Cascade Corporation ........................   2,400           102,900
    Bright Horizons, Inc. (a) ........................   5,000            94,375
    Brio Technology, Inc. (a) ........................   9,200           184,000
    Cambridge Technology Partners, Inc. (a) ..........   5,700           100,106
    Capstar Broadcasting Corporation, Class A (a) ....   5,400           147,825
    Chattem, Inc. (a) ................................   3,700           117,706
    Citadel Communications Corporation (a) ...........   4,600           166,463
    CMP Group, Inc. ..................................   5,300           138,794
    Coach USA, Inc. (a) ..............................   4,100           171,944
    Cognex Corporation (a) ...........................   8,800           277,750
    Cytec Industries, Inc. (a) .......................   6,000           191,250
    Diamond Technology Partners, Inc., Class A (a) ...   4,200            93,975
    Eagle USA Airfreight, Inc. (a) ...................   6,300           267,356
    Electronics for Imaging, Inc. (a) ................   3,300           169,537
    Emulex Corporation (a) ...........................   1,500           166,781
    Entercom Communications Corporation (a) ..........   2,400           102,600
    Forrester Research, Inc. (a) .....................   3,800            95,000
    Gadzooks, Inc. (a) ...............................   8,600           137,600


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                             SHARES             VALUE
      ------------------                             ------             -----
COMMON STOCKS -- (CONTINUED)
  UNITED STATES -- (CONTINUED)
    Global Industries, Inc. (a) ..................   11,200           $  143,500
    Investors Financial Services Corporation .....    5,500              220,000
    ITC DeltaCom, Inc. (a) .......................    6,200              173,600
    ITT Educational Services, Inc. (a) ...........    4,100              106,856
    Jones Apparel Group, Inc. (a) ................   10,209              350,296
    Kemet Corporation (a) ........................    7,500              172,031
    Labor Ready, Inc. (a) ........................    7,800              253,500
    Lamar Advertising Company, Class A (a) .......    4,600              188,312
    Lattice Semiconductor Corporation (a) ........    2,500              155,625
    Manitowoc Company, Inc. ......................    3,700              154,013
    Marimba, Inc. (a) ............................      400               21,075
    Mastech Corporation (a) ......................    3,800               70,775
    MAXIMUS, Inc. (a) ............................    6,500              186,875
    Media Metrix, Inc. (a) .......................      600               31,950
    MiniMed, Inc. (a) ............................    1,300              100,019
    National R.V. Holdings, Inc. (a) .............    5,500              133,375
    Newfield Exploration Company (a) .............    8,100              230,344
    Newpark Resource, Inc. (a) ...................    7,700               68,338
    Nuevo Energy Company (a) .....................    3,300               43,725
    Osteotech, Inc. (a) ..........................    4,500              129,375
    Pacific Gateway Exchange, Inc. (a) ...........    2,900               84,463
    Pediatrix Medical Group (a) ..................    5,000              106,250
    PMC-Sierra, Inc. (a) .........................    5,800              341,837
    Premiere Technologies, Inc. (a) ..............   16,200              186,300
    QLogic Corporation (a) .......................    1,700              224,400
    Radiant Systems, Inc. (a) ....................    9,900              141,075
    Roper Industries, Inc. .......................    5,600              179,200
    Safeguard Scientifics, Inc. (a) ..............    2,500              155,000
    Silknet Software, Inc. (a) ...................    4,100              166,050
    SportsLine USA, Inc. (a) .....................    2,900              104,038
    Superior Consultant Holdings Corporation (a)..    4,300              106,156
    The Metzler Group, Inc. (a) ..................    4,100              113,263
    The Scotts Company (a) .......................    4,600              219,075
    Transaction Network Services, Inc. (a) .......    5,600              163,800
    US LEC Corporation, Class A (a) ..............    6,500              146,250
    Wind River Systems, Inc. (a) .................   11,400              183,112
                                                                      ----------
                                                                       9,726,153

      TOTAL COMMON STOCKS -- (Cost $16,602,275)               97.4%   19,720,590
                                                                      ----------

RIGHTS
  FRANCE -- (0.0%)
    Vivendi .....................................         1                    1
                                                                      ----------

      TOTAL RIGHTS -- (Cost $0)                               0.0%             1
                                                                      ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

     NAME OF ISSUER       INTEREST   MATURITY    PRINCIPAL
   AND TITLE OF ISSUE       RATE       DATE        AMOUNT                VALUE
   ------------------       ----       ----        ------                -----
CORPORATE NOTES
  NETHERLANDS -- (0.2%)
    Tecnost
      International
      N.V. ...             4.487%   06/23/2004    $ 41,601            $    43,544
                                                                      -----------

      TOTAL CORPORATE NOTES -- (Cost $62,550)                  0.2%        43,544
                                                                      -----------

                                                    SHARES
                                                    ------
WARRANTS
  BRAZIL -- (0.0%)
    Vale Rio Doce Cia............   12/31/1999       9,500                      0

      TOTAL WARRANTS -- (Cost $0)                              0.0%             0
                                                             -----    -----------

TOTAL INVESTMENTS -- (Cost $16,664,825)                       97.6%    19,764,135
OTHER ASSETS LESS LIABILITIES --                               2.4%       478,323
                                                             -----    -----------
NET ASSETS --                                                100.0%   $20,242,458
                                                             =====    ===========

(a)  Non-income producing security.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                            June 30, 1999 (Unaudited)


                                              PERCENT OF
  INDUSTRY                                    NET ASSETS            VALUE
                                              ----------            -----
  Advertising ........................            2.7%           $  548,331
  Aerospace & Defense ................            0.1                26,040
  Aluminum ...........................            0.4                78,559
  Apparel & Textiles .................            1.7               350,296
  Automotive .........................            2.2               454,728
  Banks ..............................            2.3               463,666
  Broadcasting/Publishing ............            2.8               560,577
  Building Materials & Construction ..            0.7               133,375
  Business Services ..................            6.3             1,277,897
  Chemicals ..........................            3.1               642,713
  Computer Services ..................            2.3               462,799
  Computer Software ..................            3.1               635,307
  Consulting Services ................            1.6               314,419
  Consumer Electronics ...............            0.2                45,135
  Consumer Services ..................            0.5               104,038
  Cosmetics & Toiletries .............            0.6               117,706
  Diversified ........................            1.5               294,663
  Drugs ..............................            2.7               537,714
  Drugs & Health Care ................            1.9               376,223
  Educational Services ...............            1.0               201,231
  Electronics ........................            5.1             1,024,065
  Embedded Software ..................            0.9               183,113
  Energy Sources .....................            0.3                63,223
  Fertilizer .........................            1.1               219,075
  Financial Services .................            2.2               447,287
  Food & Beverages ...................            5.6             1,136,164
  Graphic-Image Processing ...........            0.8               169,538
  Industrial Products & Equipment ....            2.3               471,253
  Insurance ..........................            1.8               356,597
  Investment Companies ...............            1.0               193,762
  Machinery & Equipment ..............            3.0               617,292
  Manufacturing ......................            0.9               179,200
  Medical Products & Supplies ........            0.6               129,375
  Medical Supplies & Services ........            0.5               100,019
  Networking Software ................            0.8               166,781
  Oil & Gas ..........................            4.6               934,151
  Paper and Forest Products ..........            0.7               139,009
  Petroleum Services .................            0.4                81,257
  Physician Practice Management ......            0.5               106,250
  Publishing .........................            5.7             1,145,486
  Radio/Television ...................            0.8               166,463
  Retail-Specialty ...................            0.4                86,798
  Retail-Trade .......................            1.3               254,993
  Semiconductor Manufacturing ........            2.5               512,275
  Software-Internet ..................            1.8               371,250
  Software-Other .....................            0.8               162,150
  Systems Integrator .................            1.0               194,081
  Telecommunications .................           10.1             2,036,572
  Transportation .....................            1.1               231,876
  Utilities ..........................            1.3               259,363
                                                -----           -----------
    TOTAL ............................           97.6%          $19,764,135
                                                =====           ===========


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)


        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES           VALUE
      ------------------                                 ------           -----
COMMON STOCKS
  BANKS -- (4.4%)
    Chase Manhattan Corporation ......................   7,500        $  649,687
    Fifth Third Bancorp ..............................  12,225           813,727
    Firstar Corporation ..............................  30,000           840,000
    Zions Bancorporation .............................   8,000           508,000
                                                                      ----------
                                                                       2,811,414
  BROADCASTING -- (7.8%)
    Cablevision Systems Corporation, Class A (a) .....   7,500           525,000
    CBS Corporation ..................................  21,000           912,187
    Clear Channel Communications (a) .................  13,500           930,656
    Time Warner, Inc. ................................  26,500         1,947,750
    Viacom, Inc. (a) .................................  15,500           683,938
                                                                      ----------
                                                                       4,999,531
  COMMUNICATION EQUIPMENT -- (3.6%)
    Lucent Technologies, Inc. ........................  19,500         1,315,031
    Tellabs, Inc. (a) ................................  15,000         1,013,438
                                                                      ----------
                                                                       2,328,469
  COMPUTERS & BUSINESS EQUIPMENT -- (1.8%)
    International Business Machines Corporation ......   9,000         1,163,250
                                                                      ----------

  COMPUTER RELATED -- (17.5%)
    Cisco Systems, Inc. (a) ..........................  38,000         2,448,625
    Dell Computer Corporation (a) ....................  53,000         1,961,000
    EMC Corporation (a) ..............................  40,000         2,200,000
    Intel Corporation ................................  39,000         2,320,500
    Lexmark International Group, Inc., Class A (a) ...   6,000           396,375
    Sun Microsystems, Inc. (a) .......................  28,000         1,928,500
                                                                      ----------
                                                                      11,255,000
  COMPUTER SOFTWARE -- (7.7%)
    America Online, Inc. .............................  21,500         2,375,750
    Microsoft Corporation (a) ........................  28,500         2,570,344
                                                                      ----------
                                                                       4,946,094
  CONSUMER PRODUCTS -- (1.5%)
    Clorox Company ...................................   6,000           640,875
    Dial Corporation .................................   9,500           353,281
                                                                      ----------
                                                                         994,156
  COSMETICS & TOILETRIES -- (1.3%)
    CVS Corporation ..................................   8,546           433,710
    Walgreen Company .................................  14,000           411,250
                                                                      ----------
                                                                         844,960
  DIVERSIFIED MANUFACTURING -- (5.8%)
    AlliedSignal, Inc. ...............................   5,000           315,000
    Illinois Tool Works, Inc. ........................   8,000           656,000
    Tyco International Ltd. ..........................  22,500         2,131,875
    United Technologies Corporation ..................   9,000           645,188
                                                                      ----------
                                                                       3,748,063


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES               VALUE
             ------------------                                                     ------               -----
COMMON STOCKS -- (CONTINUED)
   DRUGS -- (8.6%)
      Merck & Company, Inc. ....................................................      7,500            $  555,000
      Pfizer, Inc. .............................................................     18,000             1,975,500
      Schering-Plough Corporation ..............................................     32,000             1,696,000
      Warner Lambert Company ...................................................     18,500             1,283,437
                                                                                                       ----------
                                                                                                        5,509,937
   ELECTRICAL EQUIPMENT -- (1.5%)
      General Electric Company .................................................      8,500               960,500
                                                                                                       ----------

   FINANCIAL SERVICES -- (7.6%)
      American Express Company .................................................      5,000               650,625
      Charles Schwab Corporation ...............................................      6,500               714,187
      Citigroup, Inc. ..........................................................     28,500             1,353,750
      Federal Home Loan Mortgage Corporation ...................................     14,500               841,000
      Federal National Mortgage Association ....................................     13,500               923,062
      FINOVA Group, Inc. .......................................................      8,500               447,313
                                                                                                       ----------
                                                                                                        4,929,937
   FOOD RETAILERS -- (1.4%)
      Safeway, Inc. (a) ........................................................     18,500               915,750
                                                                                                       ----------

   INSURANCE -- (2.9%)
      American International Group, Inc. .......................................     16,012             1,874,405
                                                                                                       ----------

   MACHINERY & EQUIPMENT -- (1.0%)
      Ingersoll-Rand Company ...................................................     10,000               646,250
                                                                                                       ----------

   MEDICAL PRODUCTS & SUPPLIES -- (3.1%)
      Guidant Corporation ......................................................     19,000               977,313
      Medtronic, Inc. ..........................................................     13,500             1,051,312
                                                                                                       ----------
                                                                                                        2,028,625
   MEDICAL SUPPLIES & SERVICES -- (1.3%)
      Cardinal Health, Inc. ....................................................     13,000               833,625
                                                                                                       ----------

   PRINTING & PUBLISHING -- (3.5%)
      Omnicom Group ............................................................     28,000             2,240,000
                                                                                                       ----------

   RETAIL -- (4.0%)
      Dayton Hudson Corporation ................................................      8,000               520,000
      Wal-Mart Stores, Inc. ....................................................     43,000             2,074,750
                                                                                                       ----------
                                                                                                        2,594,750
   RETAIL-DISCOUNT -- (0.5%)
      TJX Companies, Inc. ......................................................      9,500               316,469
                                                                                                       ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES               VALUE
             ------------------                                                     ------               -----
COMMON STOCKS -- (CONTINUED)
   RETAIL-SPECIALTY -- (5.5%)
      Costco Companies, Inc. ...................................................      8,500            $   680,531
      Gap, Inc. ................................................................     28,500              1,435,687
      Home Depot, Inc. .........................................................     12,500                805,469
      Staples, Inc. (a) ........................................................     20,500                634,219
                                                                                                       -----------
                                                                                                         3,555,906
   TELECOMMUNICATIONS -- (5.7%)
      AT&T Corporation .........................................................     29,250              1,632,516
      MCI WorldCom, Inc. (a) ...................................................     16,500              1,420,031
      Nokia Oyj ADR ............................................................      6,500                595,156
                                                                                                       -----------
                                                                                                         3,647,703

         TOTAL COMMON STOCKS -- (Cost $41,876,215)                                             98.0%    63,144,794
                                                                                                       -----------

                                                   INTEREST     MATURITY          MATURITY
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (2.1%)
      State Street Bank and Trust Company (b) ...   3.750%    07/01/1999        $ 1,370,143              1,370,000
                                                                                                       -----------
  TOTAL SHORT TERM INVESTMENT -- (Cost $1,370,000)                                              2.1%     1,370,000
                                                                                                       -----------

TOTAL INVESTMENTS -- (Cost $43,246,215)                                                       100.1%    64,514,794
LIABILITIES LESS OTHER ASSETS-                                                                 (0.1)%      (75,432)
                                                                                              -----    -----------
NET ASSETS --                                                                                 100.0%   $64,439,362
                                                                                              =====    ===========


(a)  Non-income producing security.

(b) The agreement with State Street Bank and Trust Company, dated 6/30/99, is fully collateralized by a United States Treasury Bond, 8.125%, 08/15/19, with a value of $1,402,611.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES              VALUE
             ------------------                                                      ------              -----
COMMON STOCKS
   AEROSPACE & DEFENSE -- (0.6%)
      General Dynamics Corporation .............................................      2,200            $   150,700
                                                                                                       -----------

   AIRLINES -- (0.0%)
      UAL Corporation (a) ......................................................        100                  6,500
      US Airways Group, Inc. ...................................................        100                  4,356
                                                                                                       -----------
                                                                                                            10,856
   ALUMINUM -- (1.6%)
      Alcoa, Inc. ..............................................................      6,000                371,250
                                                                                                       -----------

   AUTOMOTIVE -- (2.0%)
      Ford Motor Company .......................................................      8,300                468,431
                                                                                                       -----------

   BANKS -- (5.8%)
      Bank One Corporation .....................................................        200                 11,912
      BankAmerica Corporation ..................................................      2,200                161,287
      Chase Manhattan Corporation ..............................................      4,800                415,800
      Dime Bancorp, Inc. .......................................................        300                  6,038
      J.P. Morgan & Company, Inc. ..............................................      3,100                435,550
      Pacific Century Financial Corporation ....................................        300                  6,469
      UnionBanCal Corporation ..................................................      8,600                310,675
      Wells Fargo & Company ....................................................        500                 21,375
                                                                                                       -----------
                                                                                                         1,369,106
   BROADCASTING -- (0.2%)
      Time Warner, Inc. ........................................................        700                 51,450
                                                                                                       -----------

   BROADCASTING/PUBLISHING -- (0.8%)
      Tribune Company ..........................................................      2,100                182,963
                                                                                                       -----------

   CHEMICALS & PLASTICS -- (1.8%)
      Du Pont (E.I.) de Nemours & Company ......................................        500                 34,156
      FMC Corporation (a) ......................................................      3,300                225,431
      Octel Corporation (a) ....................................................        600                  7,500
      Solutia, Inc. ............................................................      7,500                159,844
                                                                                                       -----------
                                                                                                           426,931
   COMMERCIAL SERVICES -- (1.2%)
      Nielsen Media Research, Inc. .............................................        100                  2,925
      SABRE Group Holdings, Inc., Class A (a) ..................................        100                  6,875
      Viad Corporation .........................................................      8,700                269,156
                                                                                                       -----------
                                                                                                           278,956
   COMMUNICATION EQUIPMENT -- (4.4%)
      Lucent Technologies, Inc. ................................................      9,400                633,913
      Tellabs, Inc. (a) ........................................................      6,100                412,131
                                                                                                       -----------
                                                                                                         1,046,044


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES               VALUE
             ------------------                                                     ------               -----
COMMON STOCKS -- (CONTINUED)
   COMPUTERS & BUSINESS EQUIPMENT -- (6.6%)
      Apple Computer, Inc. .....................................................      8,400            $  389,025
      Gateway 2000, Inc. (a) ...................................................      1,200                70,800
      Hewlett-Packard Company ..................................................      4,000               402,000
      International Business Machines Corporation ..............................      5,500               710,875
                                                                                                       ----------
                                                                                                        1,572,700
   COMPUTER RELATED -- (6.1%)
      Cisco Systems, Inc. (a) ..................................................     10,100               650,819
      Dell Computer Corporation (a) ............................................      2,700                99,900
      Intel Corporation ........................................................      5,000               297,500
      Lexmark International Group, Inc., Class A (a) ...........................      4,400               290,675
      Sun Microsystems, Inc. (a) ...............................................        200                13,775
      Unisys Corporation (a) ...................................................      2,600               101,237
                                                                                                       ----------
                                                                                                        1,453,906
   COMPUTER SOFTWARE -- (4.9%)
      America Online, Inc. .....................................................      1,600               176,800
      Microsoft Corporation (a) ................................................     11,100             1,001,081
                                                                                                       ----------
                                                                                                        1,177,881
   CONSUMER PRODUCTS -- (1.2%)
      Fortune Brands, Inc. .....................................................      7,000               289,625
                                                                                                       ----------

   COSMETICS & TOILETRIES -- (0.0%)
      Alberto-Culver Company, Class A ..........................................        300                 7,988
                                                                                                       ----------

   DIVERSIFIED MANUFACTURING -- (0.5%)
      Tyco International Ltd. ..................................................        300                28,425
      United Technologies Corporation ..........................................      1,200                86,025
                                                                                                       ----------
                                                                                                          114,450
   DRUGS -- (4.9%)
      Abbott Laboratories ......................................................        300                13,650
      Amgen, Inc. (a) ..........................................................      4,000               243,500
      Bristol-Myers Squibb Company .............................................      4,600               324,012
      Eli Lilly & Company ......................................................        700                50,138
      Merck & Company, Inc. ....................................................      3,500               259,000
      Nu Skin Enterprises, Inc. (a) ............................................        400                 7,975
      Pfizer, Inc. .............................................................      1,800               197,550
      Schering-Plough Corporation ..............................................      1,100                58,300
                                                                                                       ----------
                                                                                                        1,154,125
   ELECTRIC UTILITIES -- (2.5%)
      GPU, Inc. ................................................................      8,400               354,375
      PP&L Resources, Inc. .....................................................      8,000               246,000
                                                                                                       ----------
                                                                                                          600,375
   ELECTRICAL EQUIPMENT -- (2.8%)
      General Electric Company .................................................      5,800               655,400
                                                                                                       ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES               VALUE
             ------------------                                                     ------               -----
COMMON STOCKS -- (CONTINUED)
   ELECTRONICS -- (2.3%)
      Altera Corporation (a) ...................................................      7,400            $  272,412
      Applied Materials, Inc. (a) ..............................................      3,500               258,563
      Xilinx, Inc. (a) .........................................................        100                 5,725
                                                                                                       ----------
                                                                                                          536,700
   FINANCIAL SERVICES -- (7.8%)
      AMRESCO, Inc. ............................................................        800                 5,150
      Astoria Financial Corporation ............................................        100                 4,394
      Citigroup, Inc. ..........................................................     15,150               719,625
      Federal National Mortgage Association ....................................      5,200               355,550
      Fleet Financial Group, Inc. ..............................................      7,700               341,687
      Merrill Lynch & Company, Inc. ............................................      4,200               335,737
      The PMI Group, Inc. ......................................................      1,500                94,219
                                                                                                       ----------
                                                                                                        1,856,362
   FOOD & BEVERAGES -- (3.9%)
      Anheuser-Busch Companies, Inc. ...........................................      2,700               191,531
      Coca-Cola Company ........................................................      3,400               212,500
      General Mills, Inc. ......................................................      1,700               136,638
      IBP, Inc. ................................................................      6,100               144,875
      Interstate Bakeries Corporation ..........................................      4,000                89,750
      Quaker Oats Company ......................................................      2,200               146,025
                                                                                                       ----------
                                                                                                          921,319
   FOOD RETAILERS -- (0.1%)
      Safeway, Inc. (a) ........................................................        400                19,800
                                                                                                       ----------

   HEALTH CARE -- (1.3%)
      Columbia / HCA Healthcare Corporation ....................................     12,700               289,719
      Triad Hospitals, Inc. (a) ................................................        800                10,800
                                                                                                       ----------
                                                                                                          300,519
   HOTELS & RESTAURANTS -- (0.7%)
      Tricon Global Restaurants, Inc. (a) ......................................      3,200               173,200
                                                                                                       ----------

   HOUSEHOLD PRODUCTS -- (2.0%)
      Kroger Company (a) .......................................................      3,000                83,812
      Lancaster Colony Corporation .............................................        200                 6,900
      Premark International, Inc. ..............................................      6,400               240,000
      Procter & Gamble Company .................................................      1,600               142,800
                                                                                                       ----------
                                                                                                          473,512
   INSURANCE -- (1.4%)
      American International Group, Inc. .......................................      1,300               152,181
      Loews Corporation ........................................................      2,200               174,075
      Reliance Group Holdings, Inc. ............................................      1,000                 7,438
                                                                                                       ----------
                                                                                                          333,694
   INVESTMENT COMPANIES -- (1.2%)
      Lehman Brothers Holdings, Inc. ...........................................      4,700               292,575
                                                                                                       ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES              VALUE
             ------------------                                                     ------              -----
COMMON STOCKS -- (CONTINUED)
   MANUFACTURING -- (0.3%)
      York International Corporation ...........................................      1,900            $ 81,344
                                                                                                       --------

   MEDICAL PRODUCTS & SUPPLIES -- (0.8%)
      C.R. Bard, Inc. ..........................................................      4,000             191,250
                                                                                                       --------

   MEDICAL SUPPLIES & SERVICES -- (1.4%)
      DENTSPLY International, Inc. .............................................        300               8,400
      Johnson & Johnson ........................................................      3,300             323,400
                                                                                                       --------
                                                                                                        331,800
   OIL & GAS -- (3.4%)
      Coastal Corporation ......................................................      8,700             348,000
      Exxon Corporation ........................................................      5,200             401,050
      Mobil Corporation ........................................................        600              59,400
                                                                                                       --------
                                                                                                        808,450
   PAPER AND FOREST PRODUCTS -- (1.1%)
      Boise Cascade Corporation ................................................      2,500             107,188
      Georgia-Pacific Group ....................................................      3,200             151,600
                                                                                                       --------
                                                                                                        258,788
   PETROLEUM SERVICES -- (0.2%)
      Tidewater, Inc. ..........................................................      1,600              48,800
                                                                                                       --------

   PUBLISHING SERVICES -- (0.9%)
      R.R. Donnelley & Sons Company ............................................      5,700             211,256
                                                                                                       --------

   REAL ESTATE -- (0.1%)
      Meditrust Companies ......................................................        600               7,837
      Rouse Company ............................................................        300               7,613
                                                                                                       --------
                                                                                                         15,450
   RETAIL -- (3.7%)
      Best Buy Company, Inc. (a) ...............................................        900              60,750
      Wal-Mart Stores, Inc. ....................................................     17,200             829,900
                                                                                                       --------
                                                                                                        890,650
   RETAIL-DISCOUNT -- (1.3%)
      TJX Companies, Inc. ......................................................      9,200             306,475
                                                                                                       --------

   RETAIL-SPECIALTY -- (1.7%)
      Costco Companies, Inc. ...................................................        100               8,006
      Home Depot, Inc. .........................................................      2,500             161,094
      Intimate Brands, Inc. ....................................................      3,255             154,206
      Toys "R" Us, Inc. (a) ....................................................      4,300              88,956
                                                                                                       --------
                                                                                                        412,262
   RETAIL-TRADE -- (2.7%)
      Federated Department Stores, Inc. (a) ....................................      7,100             375,856
      May Department Stores Company ............................................      6,300             257,513
                                                                                                       --------
                                                                                                        633,369


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES               VALUE
             ------------------                                                     ------               -----
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- (10.2%)
      Ameritech Corporation ....................................................        700            $    51,450
      AT&T Corporation .........................................................     12,150                678,122
      Bell Atlantic Corporation ................................................      5,800                379,175
      BellSouth Corporation ....................................................      6,000                281,250
      GTE Corporation ..........................................................        300                 22,725
      MCI WorldCom, Inc. (a) ...................................................      5,900                507,769
      SBC Communications, Inc. .................................................      3,600                208,800
      U.S. West, Inc. ..........................................................      5,200                305,500
                                                                                                       -----------
                                                                                                         2,434,791
   TOBACCO -- (0.5%)
      Philip Morris Companies, Inc. ............................................      2,500                100,469
      Universal Corporation ....................................................        300                  8,531
                                                                                                       -----------
                                                                                                           109,000
   TRANSPORTATION -- (0.3%)
      Burlington Northern Santa FeCorporation ..................................      2,200                 68,200
                                                                                                       -----------

   UTILITIES -- (1.8%)
      PECO Energy Company ......................................................      4,100                171,688
      UtiliCorp United, Inc. ...................................................     10,600                257,712
                                                                                                       -----------
                                                                                                           429,400

         TOTAL COMMON STOCKS -- (Cost $20,172,213)                                             99.0%    23,522,103
                                                                                                       -----------

                                                   INTEREST
                                                     RATE
                                                     ----
MUTUAL FUNDS -- (1.0%)
      Dreyfus Cash Management Plus (b) ..........   4.830%                          241,137                241,137
                                                                                                       -----------

         TOTAL MUTUAL FUNDS -- (Cost $241,137)                                                  1.0%       241,137
                                                                                                       -----------

TOTAL INVESTMENTS -- (Cost $20,413,350)                                                       100.0%    23,763,240
OTHER ASSETS LESS LIABILITIES --                                                                0.0%         2,361
                                                                                              -----    -----------
NET ASSETS --                                                                                 100.0%   $23,765,601
                                                                                              =====    ===========

(a)  Non-income producing security.

(b)  Interest rate shown is the 7 day yield as of June 30, 1999.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)


               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES               VALUE
             ------------------                                                     ------               -----
COMMON STOCKS
   AEROSPACE & DEFENSE -- (2.4%)
      Gulfstream Aerospace Corporation (a) .....................................      3,200            $  216,200
      Litton Industries, Inc. (a) ..............................................      3,300               236,775
      Raytheon Company, Class A ................................................      4,350               299,606
                                                                                                       ----------
                                                                                                          752,581
   ALUMINUM -- (1.8%)
      Alcoa, Inc. ..............................................................      8,948               553,658
                                                                                                       ----------

   AUTOMOTIVE -- (2.9%)
      Dana Corporation .........................................................      3,100               142,794
      Ford Motor Company .......................................................     10,600               598,237
      Meritor Automotive, Inc. .................................................      6,200               158,100
                                                                                                       ----------
                                                                                                          899,131
   BANKS -- (8.2%)
      AmSouth Bancorporation ...................................................      4,800               111,300
      Bank One Corporation .....................................................      9,200               547,975
      Comerica, Inc. ...........................................................     15,100               897,506
      Compass Bancshares, Inc. .................................................      4,600               125,350
      Golden West Financial Corporation ........................................      2,900               284,200
      UnionBanCal Corporation ..................................................      4,900               177,012
      Wachovia Corporation .....................................................      4,700               402,144
                                                                                                       ----------
                                                                                                        2,545,487
   BUILDING MATERIALS & CONSTRUCTION -- (2.4%)
      American Standard Companies, Inc. (a) ....................................      7,000               336,000
      USG Corporation ..........................................................      7,650               428,400
                                                                                                       ----------
                                                                                                          764,400
   BUSINESS SERVICES -- (0.7%)
      WPP Group Plc ADR ........................................................     25,900               219,270
                                                                                                       ----------

   CAPITAL EQUIPMENT -- (3.6%)
      Emerson Electric Company .................................................      2,500               157,188
      Federal Mogul Corporation ................................................     10,600               551,200
      ITT Industries, Inc. .....................................................      4,300               163,937
      Navistar International Corporation (a) ...................................      5,200               260,000
                                                                                                       ----------
                                                                                                        1,132,325
   CHEMICALS -- (1.7%)
      Ferro Corporation ........................................................      9,100               250,250
      Rhone Poulenc S.A. ADR, Series A .........................................      5,950               274,444
                                                                                                       ----------
                                                                                                          524,694
   COMPUTERS & BUSINESS EQUIPMENT -- (4.1%)
      Hewlett-Packard Company ..................................................      4,200               422,100
      International Business Machines Corporation ..............................      5,200               672,100
      Pitney Bowes, Inc. .......................................................      3,000               192,750
                                                                                                       ----------
                                                                                                        1,286,950


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES               VALUE
             ------------------                                                     ------               -----
COMMON STOCKS -- (CONTINUED)
   COMPUTER RELATED -- (4.1%)
      Intel Corporation ........................................................     11,200            $  666,400
      Unisys Corporation (a) ...................................................     15,400               599,638
                                                                                                       ----------
                                                                                                        1,266,038
   COMPUTER SOFTWARE -- (1.9%)
      BMC Software, Inc. (a) ...................................................     11,100               599,400
                                                                                                       ----------

   CONSTRUCTION MATERIALS -- (1.1%)
      Harsco Corporation .......................................................      9,100               291,200
      Kennametal, Inc. .........................................................      1,700                52,700
                                                                                                       ----------
                                                                                                          343,900
   DIVERSIFIED MANUFACTURING -- (1.9%)
      AlliedSignal, Inc. .......................................................      4,400               277,200
      Minnesota Mining & Manufacturing Company .................................      3,700               321,669
                                                                                                       ----------
                                                                                                          598,869
   ELECTRIC UTILITIES -- (2.0%)
      Allegheny Energy, Inc. ...................................................      6,600               211,612
      American Electric Power Company, Inc. ....................................      4,100               154,006
      Illinova Corporation .....................................................      4,500               122,625
      Wisconsin Energy Corporation .............................................      5,800               145,363
                                                                                                       ----------
                                                                                                          633,606
   ENVIRONMENTAL -- (2.4%)
      Allied Waste Industries, Inc. (a) ........................................      9,500               187,625
      Waste Management, Inc. ...................................................     10,400               559,000
                                                                                                       ----------
                                                                                                          746,625
   FINANCIAL SERVICES -- (8.9%)
      Citigroup, Inc. ..........................................................      2,900               137,750
      Countrywide Credit Industries, Inc. ......................................      9,600               410,400
      FINOVA Group, Inc. .......................................................      3,800               199,975
      Household International, Inc. ............................................      9,600               454,800
      MBIA, Inc. ...............................................................      7,400               479,150
      Terra Nova (Bermuda) Holdings, Ltd., Class A .............................     11,700               315,169
      The PMI Group, Inc. ......................................................      8,300               521,344
      Waddell & Reed Financial, Inc., Class A ..................................      3,800               104,262
      Washington Mutual, Inc. ..................................................      3,900               137,962
                                                                                                       ----------
                                                                                                        2,760,812
   FOOD & BEVERAGES -- (3.0%)
      Anheuser-Busch Companies, Inc. ...........................................      3,000               212,813
      Corn Products International, Inc. ........................................      4,800               146,100
      H.J. Heinz Company .......................................................      2,700               135,338
      Keebler Foods Company (a) ................................................     14,900               452,587
                                                                                                       ----------
                                                                                                          946,838
   HEALTH CARE -- (2.2%)
      Baxter International, Inc. ...............................................      5,700               345,562
      Trigon Healthcare, Inc. (a) ..............................................      9,050               329,194
                                                                                                       ----------
                                                                                                          674,756


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES               VALUE
             ------------------                                                     ------               -----
COMMON STOCKS -- (CONTINUED)
   HOUSEHOLD PRODUCTS -- (0.7%)
      Premark International, Inc. ..............................................      5,600            $  210,000
                                                                                                       ----------

   INDUSTRIAL MANUFACTURING & PROCESSING -- (2.1%)
      Eaton Corporation ........................................................      2,700               248,400
      UNOVA, Inc. (a) ..........................................................     25,500               404,813
                                                                                                       ----------
                                                                                                          653,213
   INSURANCE -- (2.1%)
      Ace, Ltd. ................................................................      8,700               245,775
      MGIC Investment Corporation ..............................................      8,200               398,725
                                                                                                       ----------
                                                                                                          644,500
   INVESTMENT COMPANIES -- (1.9%)
      Lehman Brothers Holdings, Inc. ...........................................      9,800               610,050
                                                                                                       ----------

   MACHINERY & EQUIPMENT -- (2.2%)
      Case Corporation .........................................................      4,000               192,500
      Ingersoll-Rand Company ...................................................      7,500               484,688
                                                                                                       ----------
                                                                                                          677,188
   MEDICAL SUPPLIES & SERVICES -- (0.8%)
      Becton, Dickinson & Company ..............................................      8,100               243,000
                                                                                                       ----------

   OIL & GAS -- (7.5%)
      Amerada Hess Corporation .................................................      5,500               327,250
      BP Amoco Plc ADR .........................................................      5,602               607,817
      Royal Dutch Petroleum Company ADR ........................................     16,200               976,050
      Total S.A. ADR ...........................................................      3,600               231,975
      Union Pacific Resources Group, Inc. ......................................     11,500               187,594
                                                                                                       ----------
                                                                                                        2,330,686
   OIL SERVICES -- (1.4%)
      Baker Hughes, Inc. .......................................................      7,300               244,550
      Halliburton Company ......................................................      4,000               181,000
                                                                                                       ----------
                                                                                                          425,550
   PRINTING & PUBLISHING -- (0.5%)
      The New York Times Company ...............................................      4,100               150,931
                                                                                                       ----------

   REAL ESTATE -- (0.2%)
      Equity Residential Properties Trust ......................................      1,300                58,581
                                                                                                       ----------

   RETAIL -- (0.4%)
      OfficeMax, Inc. (a) ......................................................     11,900               142,800
                                                                                                       ----------

   RETAIL-DISCOUNT -- (2.0%)
      Consolidated Stores Corporation (a) ......................................      5,600               151,200
      TJX Companies, Inc. ......................................................     14,300               476,369
                                                                                                       ----------
                                                                                                          627,569
   RETAIL-SPECIALTY -- (1.7%)
      Ross Stores, Inc. ........................................................     10,400               523,900
                                                                                                       ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                VALUE
             ------------------                                                     ------                -----
COMMON STOCKS -- (CONTINUED)
   RETAIL-TRADE -- (4.0%)
      Federated Department Stores, Inc. (a) ....................................      7,450            $   394,384
      May Department Stores Company ............................................     11,200                457,800
      Payless Shoesource, Inc. (a) .............................................      2,285                122,248
      Saks, Inc. (a) ...........................................................      4,600                132,825
      Sears, Roebuck & Company .................................................      3,400                151,512
                                                                                                       -----------
                                                                                                         1,258,769
   TELECOMMUNICATIONS -- (5.1%)
      Ameritech Corporation ....................................................      6,900                507,150
      Bell Atlantic Corporation ................................................     10,780                704,742
      SBC Communications, Inc. .................................................      6,400                371,200
                                                                                                       -----------
                                                                                                         1,583,092
   TOBACCO -- (2.0%)
      Philip Morris Companies, Inc. ............................................     15,600                626,925
                                                                                                       -----------

   TRANSPORTATION -- (0.5%)
      Burlington Northern Santa Fe Corporation .................................      4,800                148,800
                                                                                                       -----------

         TOTAL COMMON STOCKS -- (Cost $23,714,471)                                             90.4%    28,164,894
                                                                                                       -----------

PREFERRED STOCKS
   REAL ESTATE -- (0.5%)
      Equity Residential Properties Trust,  Series G ...........................      6,300                150,019
                                                                                                       -----------

         TOTAL PREFERRED STOCKS -- (Cost $159,102)                                              0.5%       150,019
                                                                                                       -----------

                                                   INTEREST     MATURITY          PRINCIPAL
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
CONVERTIBLE BOND
   ELECTRONICS -- (0.4%)
      National Semiconductor Corporation ........   6.500%    10/01/2002        $   140,000             133,000
                                                                                                       --------

         TOTAL CONVERTIBLE BOND -- (Cost $133,144)                                              0.4%    133,000
                                                                                                       --------

                                                                                   MATURITY
                                                                                    AMOUNT
                                                                                    ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (8.6%)
      State Street Bank and Trust Company (b) ...   4.700%    07/01/1999          2,668,348              2,668,000
                                                                                                       -----------

         TOTAL SHORT TERM INVESTMENT -- (Cost $2,668,000)                                       8.6%     2,668,000
                                                                                                       -----------

TOTAL INVESTMENTS -- (Cost $26,674,717)                                                        99.9%    31,115,913
OTHER ASSETS LESS LIABILITIES --                                                                0.1%        35,460
                                                                                              -----    -----------
NET ASSETS --                                                                                 100.0%   $31,151,373
                                                                                              =====    ===========


(a)  Non-income producing security.

(b) The agreement with State Street Bank and Company, dated 6/30/99, is fully collateralized by a United States Treasury Note, 5.625%, 11/30/99, with a value of $2,722,545.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                VALUE
             ------------------                                                     ------                -----
COMMON STOCKS
   BANKS -- (3.3%)
      Chase Manhattan Corporation ..............................................      4,000            $   346,500
      Fifth Third Bancorp ......................................................      6,760                449,963
      Firstar Corporation ......................................................     17,700                495,600
      Zions Bancorporation .....................................................      4,300                273,050
                                                                                                       -----------
                                                                                                         1,565,113
   BROADCASTING -- (5.8%)
      Cablevision Systems Corporation, Class A (a) .............................      3,800                266,000
      CBS Corporation ..........................................................     11,800                512,562
      Clear Channel Communications (a) .........................................      7,900                544,606
      Time Warner, Inc. ........................................................     15,100              1,109,850
      Viacom, Inc. (a) .........................................................      8,300                366,238
                                                                                                       -----------
                                                                                                         2,799,256
   COMMUNICATION EQUIPMENT -- (2.8%)
      Lucent Technologies, Inc. ................................................     11,000                741,812
      Tellabs, Inc. (a) ........................................................      8,700                587,794
                                                                                                       -----------
                                                                                                         1,329,606
   COMPUTERS & BUSINESS EQUIPMENT -- (1.3%)
      International Business Machines Corporation ..............................      5,000                646,250
                                                                                                       -----------

   COMPUTER RELATED -- (12.9%)
      Cisco Systems, Inc. (a) ..................................................     21,100              1,359,631
      Dell Computer Corporation (a) ............................................     29,700              1,098,900
      EMC Corporation (a) ......................................................     20,400              1,122,000
      Intel Corporation ........................................................     21,200              1,261,400
      Lexmark International Group, Inc., Class A (a) ...........................      3,900                257,644
      Sun Microsystems, Inc. (a) ...............................................     15,400              1,060,675
                                                                                                       -----------
                                                                                                         6,160,250
   COMPUTER SOFTWARE -- (5.8%)
      America Online, Inc. .....................................................     12,300              1,359,150
      Microsoft Corporation (a) ................................................     15,920              1,435,785
                                                                                                       -----------
                                                                                                         2,794,935
   CONSUMER PRODUCTS -- (1.3%)
      Clorox Company ...........................................................      3,800                405,888
      Dial Corporation .........................................................      5,200                193,375
                                                                                                       -----------
                                                                                                           599,263
   COSMETICS & TOILETRIES -- (1.1%)
      CVS Corporation ..........................................................      4,918                249,589
      Walgreen Company .........................................................      9,000                264,375
                                                                                                       -----------
                                                                                                           513,964
   DIVERSIFIED MANUFACTURING -- (4.4%)
      AlliedSignal, Inc. .......................................................      2,700                170,100
      Illinois Tool Works, Inc. ................................................      4,400                360,800
      Tyco International Ltd. ..................................................     12,600              1,193,850
      United Technologies Corporation ..........................................      5,600                401,450
                                                                                                       -----------
                                                                                                         2,126,200


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES               VALUE
             ------------------                                                     ------               -----
COMMON STOCKS -- (CONTINUED)
   DRUGS -- (6.5%)
      Merck & Company, Inc. ....................................................      4,400            $  325,600
      Pfizer, Inc. .............................................................     10,420             1,143,595
      Schering-Plough Corporation ..............................................     17,400               922,200
      Warner Lambert Company ...................................................     10,600               735,375
                                                                                                       ----------
                                                                                                        3,126,770
   ELECTRICAL EQUIPMENT -- (1.0%)
      General Electric Company .................................................      4,200               474,600
                                                                                                       ----------

   FINANCIAL SERVICES -- (5.8%)
      American Express Company .................................................      2,600               338,325
      Charles Schwab Corporation ...............................................      3,500               384,562
      Citigroup, Inc. ..........................................................     16,620               789,450
      Federal Home Loan Mortgage Corporation ...................................      8,850               513,300
      Federal National Mortgage Association ....................................      7,400               505,975
      FINOVA Group, Inc. .......................................................      5,120               269,440
                                                                                                       ----------
                                                                                                        2,801,052
   FOOD RETAILERS -- (1.1%)
      Safeway, Inc. (a) ........................................................     10,500               519,750
                                                                                                       ----------

   INSURANCE -- (2.0%)
      American International Group, Inc. .......................................      8,353               977,823
                                                                                                       ----------

   MACHINERY & EQUIPMENT -- (0.7%)
      Ingersoll-Rand Company ...................................................      5,200               336,050
                                                                                                       ----------

   MEDICAL PRODUCTS & SUPPLIES -- (2.4%)
      Guidant Corporation ......................................................     11,400               586,387
      Medtronic, Inc. ..........................................................      7,300               568,488
                                                                                                       ----------
                                                                                                        1,154,875
   MEDICAL SUPPLIES & SERVICES -- (1.1%)
      Cardinal Health, Inc. ....................................................      8,115               520,374
                                                                                                       ----------

   PRINTING & PUBLISHING -- (2.6%)
      Omnicom Group ............................................................     15,500             1,240,000
                                                                                                       ----------

   RETAIL -- (3.1%)
      Dayton Hudson Corporation ................................................      5,000               325,000
      Wal-Mart Stores, Inc. ....................................................     24,000             1,158,000
                                                                                                       ----------
                                                                                                        1,483,000
   RETAIL-DISCOUNT -- (0.4%)
      TJX Companies, Inc. ......................................................      5,200               173,225
                                                                                                       ----------

   RETAIL-SPECIALTY -- (5.0%)
      Costco Companies, Inc. ...................................................      8,793               703,989
      Gap, Inc. ................................................................     16,575               834,966
      Home Depot, Inc. .........................................................      7,200               463,950
      Staples, Inc. (a) ........................................................     12,500               386,719
                                                                                                       ----------
                                                                                                        2,389,624


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES               VALUE
             ------------------                                                     ------               -----
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- (4.3%)
      AT&T Corporation .........................................................     15,700            $   876,256
      MCI WorldCom, Inc. (a) ...................................................      9,000                774,562
      Nokia Oyj ADR ............................................................      4,300                393,719
                                                                                                       -----------
                                                                                                         2,044,537

         TOTAL COMMON STOCKS -- (Cost $23,822,503)                                             74.7%    35,776,517
                                                                                                       -----------

                                                   INTEREST     MATURITY          PRINCIPAL
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
GOVERNMENT AND AGENCY SECURITIES
   FEDERAL AGENCIES -- (9.2%)
      Federal Home Loan Bank ....................   4.875%    01/22/2002        $ 2,000,000            1,958,740
      Federal National Mortgage Association .....   5.750%    06/15/2005          1,500,000            1,463,430
                                                    6.000%    05/15/2008          1,000,000              969,840
                                                                                                       ---------
                                                                                                       4,392,010
   U.S. GOVERNMENT SECURITIES -- (3.4%)
      United States Treasury Bond ...............   7.250%    08/15/2022          1,000,000            1,119,690
      United States Treasury Notes ..............   6.500%    05/31/2001            500,000              508,750
                                                                                                       ---------
                                                                                                       1,628,440
                                                                                                       ---------


         TOTAL GOVERNMENT AND AGENCY SECURITIES -- (Cost $6,081,778)                     12.6%         6,020,450
                                                                                                       ---------

CORPORATE BOND
   INDUSTRIALS -- (0.6%)
      BP America, Inc. ..........................   8.500%    04/15/2001            250,000            260,115
                                                                                                       -------

         TOTAL CORPORATE BOND -- (Cost $250,929)                                                0.6%   260,115
                                                                                                       -------

                                                                                  MATURITY
                                                                                   AMOUNT
                                                                                   ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (11.9%)
      State Street Bank and Trust Company (b) ...   3.750%    07/01/1999          5,719,596              5,719,000
                                                                                                       -----------

         TOTAL SHORT TERM INVESTMENT -- (Cost $5,719,000)                                      11.9%     5,719,000
                                                                                                       -----------

TOTAL INVESTMENTS -- (Cost $35,874,210)                                                        99.8%    47,776,082
OTHER ASSETS LESS LIABILITIES --                                                                0.2%       110,287
                                                                                              -----    -----------
NET ASSETS --                                                                                 100.0%   $47,886,369
                                                                                              =====    ===========


(a)  Non-income producing security.

(b) The agreement with State Street Bank and Trust Company, dated 6/30/99, is fully collateralized by a United States Treasury Bond, 8.125%, 08/15/19, with a value of $5,837,068.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)


               NAME OF ISSUER                      INTEREST     MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE         DATE             AMOUNT                    VALUE
             ------------------                      ----         ----             ------                    -----
CORPORATE BONDS
   AUTOMOTIVE -- (2.5%)
      Accuride Corporation ......................   9.250%    02/01/2008        $    75,000            $   74,250
      Aftermarket Technology Company ............  12.000%    08/01/2004             56,000                58,660
      American Axle & Manufacturing, Inc. .......   9.750%    03/01/2009            100,000               100,750
      Collins & Aikman Products Company .........  11.500%    04/15/2006            100,000               101,500
      JL French Automotive Castings (b) .........  11.500%    06/01/2009             50,000                51,250
      Transportation Manufacturing Operations (b)  11.250%    05/01/2009             75,000                75,375
                                                                                                       ----------
                                                                                                          461,785
   BANKS -- (1.1%)
      GS Escrow Corporation .....................   7.125%    08/01/2005            200,000               194,070
                                                                                                       ----------

   BEVERAGE & TOBACCO -- (0.5%)
      Dimon, Inc. ...............................   8.875%    06/01/2006            100,000                88,500
                                                                                                       ----------

   BROADCAST RADIO & TELEVISION -- (6.4%)
      Acme Television LLC (a) ...................  12.024%    09/30/2004            100,000                83,500
      Big City Radio, Inc. (a) ..................  14.524%    03/15/2005            100,000                71,250
      Capstar Radio Broadcasting Partners, Inc. .   9.250%    07/01/2007             50,000                52,625
      Chancellor Media Corporation ..............  10.500%    01/15/2007            100,000               109,500
                                                    8.125%    12/15/2007            200,000               194,000
                                                    9.000%    10/01/2008             75,000                76,500
      Cumulus Media, Inc. .......................  10.375%    07/01/2008             50,000                53,250
      Fox/Liberty Networks LLC (a) ..............   8.966%    08/15/2007            300,000               235,500
      Sinclair Broadcast Group, Inc. ............   9.000%    07/15/2007             50,000                49,375
                                                    8.750%    12/15/2007            200,000               195,500
      Young Broadcasting, Inc. ..................   9.000%    01/15/2006             50,000                49,000
                                                                                                       ----------
                                                                                                        1,170,000
   BUILDING & DEVELOPMENT -- (1.0%)
      American Builders & Contractors
      Supply Company ............................  10.625%    05/15/2007             50,000                47,250
      Building Materials Corporation of America .   8.625%    12/15/2006             50,000                49,125
                                                    8.000%    10/15/2007             50,000                46,875
      Formica Corporation (b) ...................  10.875%    03/01/2009             50,000                48,500
                                                                                                       ----------
                                                                                                          191,750
   BUSINESS EQUIPMENT & SERVICES -- (2.7%)
      Avis Rental A Car, Inc. (b) ...............  11.000%    05/01/2009             50,000                51,000
      Dialog Corporation ........................  11.000%    11/15/2007            125,000               113,750
      Electronic Retailing Systems
         International, Inc. (a) ................  52.105%    02/01/2004             50,000                14,250
      Fisher Scientific International, Inc. .....   9.000%    02/01/2008            150,000               143,250
                                                    9.000%    02/01/2008             50,000                47,750
      U.S. Office Products Company ..............   9.750%    06/15/2008            125,000                79,375
      United Stationers Supply Company ..........  12.750%    05/01/2005             50,000                55,000
                                                                                                       ----------
                                                                                                          504,375


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST     MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE         DATE             AMOUNT                    VALUE
             ------------------                      ----         ----             ------                    -----
CORPORATE BONDS -- (CONTINUED)
   CABLE TELEVISION -- (10.3%)
      CSC Holdings, Inc. ........................   9.250%    11/01/2005        $    25,000            $   25,875
                                                    7.875%    12/15/2007            100,000               100,753
                                                    9.875%    02/15/2013            150,000               162,000
      Diamond Holdings Plc ......................   9.125%    02/01/2008            125,000               127,500
      Diva Systems Corporation (a) ..............  24.080%    03/01/2008             50,000                14,750
      EchoStar DBS Corporation (b) ..............  11.316%    02/01/2009             75,000                76,312
      International CableTel, Inc. (a) ..........  11.316%    04/15/2005            125,000               120,937
                                             (a)   10.643%    02/01/2006            125,000               109,688
      Lenfest Communications, Inc. ..............   8.250%    02/15/2008            150,000               154,875
      NTL Communications Corporation (a) ........  10.590%    10/01/2008            100,000                69,000
                                                   11.500%    10/01/2008            100,000               110,750
      Pegasus Communications Corporation ........   9.750%    12/01/2006             50,000                49,250
      Pegasus Media & Communications, Inc. ......  12.500%    07/01/2005             50,000                55,563
      Rogers Cablesystems Ltd. ..................  10.000%    12/01/2007            150,000               162,750
      TeleWest Communications Plc (a) ...........  10.595%    10/01/2007            350,000               314,125
                                                   11.250%    11/01/2008             50,000                56,500
      UIH Australia/Pacific, Inc. (a) ...........  15.741%    05/15/2006            125,000                88,750
      United International Holdings, Inc. .......  10.750%    02/15/2008            150,000               100,500
                                                                                                       ----------
                                                                                                        1,899,878
   CHEMICALS & PLASTICS -- (4.2%)
      Buckeye Cellulose Corporation .............   9.250%    09/15/2008            125,000               129,572
      Huntsman Corporation (b) ..................   9.500%    07/01/2007            100,000                96,000
      Huntsman ICI Chemicals, Inc. (b) ..........  10.125%    07/01/2009             50,000                50,688
      ISP Holdings, Inc. ........................   9.750%    02/15/2002            100,000               101,250
      Lyondell Chemical Company (b) .............  10.875%    05/01/2009             75,000                77,625
      Polymer Group, Inc. .......................   9.000%    07/01/2007            175,000               168,437
                                                    8.750%    03/01/2008             50,000                47,625
      Sterling Chemicals Holdings, Inc. (a) .....  29.851%    08/15/2008             75,000                25,125
      Sterling Chemicals, Inc. ..................  11.750%    08/15/2006             50,000                38,750
      Texas Petrochemicals Corporation ..........  11.125%    07/01/2006             50,000                44,750
                                                                                                       ----------
                                                                                                          779,822
   CLOTHING & TEXTILES -- (1.9%)
      Collins & Aikman Floorcoverings, Inc. .....  10.000%    01/15/2007             75,000                75,750
      GFSI, Inc. ................................   9.625%    03/01/2007             50,000                42,250
      Glenoit Corporation .......................  11.000%    04/15/2007            100,000                88,500
      Pillowtex Corporation .....................  10.000%    11/15/2006            100,000               100,750
                                                    9.000%    12/15/2007             50,000                50,000
                                                                                                       ----------
                                                                                                          357,250
   CONGLOMERATES -- (0.7%)
      Eagle Picher Industries, Inc. .............   9.375%    03/01/2008            125,000               119,375
                                                                                                       ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST     MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE         DATE             AMOUNT                VALUE
             ------------------                      ----         ----             ------                -----
CORPORATE BONDS -- (CONTINUED)
   CONSUMER PRODUCTS -- (3.9%)
      Albecca, Inc. .............................  10.750%    08/15/2008        $   100,000            $ 82,500
      American Safety Razor Company .............   9.875%    08/01/2005             50,000              50,750
      Amscan Holdings, Inc. .....................   9.875%    12/15/2007            100,000              83,000
      Chattem, Inc. .............................   8.875%    04/01/2008             75,000              72,375
      Revlon Corporation ........................   8.625%    02/01/2008            275,000             261,250
      Sealy Mattress Company ....................   9.875%    12/15/2007             50,000              49,250
      True Temper Sports, Inc. (b) ..............  10.875%    12/01/2008             50,000              42,750
      Volume Services America, Inc. (b) .........  11.250%    03/01/2009             75,000              82,875
                                                                                                       --------
                                                                                                        724,750
   CONTAINER & GLASS PRODUCTS -- (0.8%)
      Russell-Stanley Holdings, Inc. (b) ........  10.875%    02/15/2009             50,000              49,000
      Tekni Plex, Inc. ..........................   9.250%    03/01/2008            100,000              97,500
                                                                                                       --------
                                                                                                        146,500
   ELECTRONICS -- (0.9%)
      Fairchild Semiconductor Corporation (b) ...  10.375%    10/01/2007             50,000              49,250
      Telecommunications Techniques Company .....   9.750%    05/15/2008            125,000             123,750
                                                                                                       --------
                                                                                                        173,000
   FOOD PRODUCTS -- (3.1%)
      Agrilink Foods, Inc. ......................  11.875%    11/01/2008            100,000             103,750
      Aurora Foods, Inc. ........................   9.875%    02/15/2007            100,000             104,250
      Eagle Family Foods, Inc. ..................   8.750%    01/15/2008            150,000             134,250
      International Home Foods, Inc. ............  10.375%    11/01/2006            150,000             159,000
      Triarc Consumer Products Group (b) ........  10.250%    02/15/2009             75,000              74,250
                                                                                                       --------
                                                                                                        575,500
   FOOD SERVICES -- (2.0%)
      Ameriserve Food Distribution, Inc. ........  10.125%    07/15/2007            250,000             213,750
      Carrols Corporation .......................   9.500%    12/01/2008            100,000              95,250
      Dominos, Inc. .............................  10.375%    01/15/2009             50,000              50,625
                                                                                                       --------
                                                                                                        359,625
   FOREST PRODUCTS -- (0.7%)
      Packaging Corporation of America (b) ......   9.625%    04/01/2009             50,000              51,000
      Stone Container Corporation ...............  12.580%    08/01/2016             75,000              81,375
                                                                                                       --------
                                                                                                        132,375
   HEALTH CARE -- (3.1%)
      Alliance Imaging, Inc. ....................   9.625%    12/15/2005             50,000              47,750
      Conmed Corporation ........................   9.000%    03/15/2008            100,000              99,500
      Dade International, Inc. ..................  11.125%    05/01/2006            150,000             159,375
      Genesis Health Ventures, Inc. .............   9.250%    10/01/2006            100,000              79,500
      Hudson Respiratory Care, Inc. .............   9.125%    04/15/2008            100,000              83,500
      Tenet Healthcare Corporation ..............   8.625%    01/15/2007            100,000              98,500
                                                                                                       --------
                                                                                                        568,125


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST     MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE         DATE             AMOUNT                VALUE
             ------------------                      ----         ----             ------                -----
CORPORATE BONDS -- (CONTINUED)
   HOTELS, MOTELS, INNS & CASINOS -- (1.6%)
      Courtyard by Marriott II LP ...............  10.750%    02/01/2008        $    50,000            $ 51,250
      Florida Panthers Holdings, Inc. ...........   9.875%    04/15/2009             75,000              71,625
      HMH Properties, Inc. ......................   7.875%    08/01/2005            100,000              96,000
                                                    8.450%    12/01/2008             75,000              71,625
                                                                                                       --------
                                                                                                        290,500
   INDUSTRIAL PRODUCTS & EQUIPMENT -- (5.2%)
      Amphenol Corporation ......................   9.875%    05/15/2007            100,000             102,500
      Cabot Safety Acquisition Corporation ......  12.500%    07/15/2005            100,000             108,000
      Continental Global Group, Inc. ............  11.000%    04/01/2007            100,000              82,500
      Euramax International Plc .................  11.250%    10/01/2006             75,000              76,125
      International Utility Structures, Inc. ....  10.750%    02/01/2008             50,000              50,375
      ISG Resources, Inc. .......................  10.000%    04/15/2008            100,000             103,000
      Johnstown America Industries, Inc. ........  11.750%    08/15/2005             75,000              79,500
      MMI Products, Inc. ........................  11.250%    04/15/2007            100,000             103,000
      Neenah Corporation ........................  11.125%    05/01/2007            100,000              99,000
      Wesco Distribution, Inc. ..................   9.125%    06/01/2008            150,000             147,000
                                                                                                       --------
                                                                                                        951,000
   LEISURE & ENTERTAINMENT -- (2.3%)
      AMF Bowling Worldwide (a) .................  17.804%    03/15/2006            122,000              75,030
      Premier Parks, Inc. (a) ...................  10.510%    04/01/2008            250,000             167,188
      Regal Cinemas, Inc. .......................   9.500%    06/01/2008            200,000             189,000
                                                                                                       --------
                                                                                                        431,218
   MACHINERY & EQUIPMENT -- (2.4%)
      Alvey Systems, Inc. .......................  11.375%    01/31/2003             52,000              52,780
      Clark Material Handling Corporation .......  10.750%    11/15/2006             75,000              65,625
      Fairchild Corporation (b) .................  10.750%    04/15/2009             50,000              49,500
      National Equipment Services, Inc. .........  10.000%    11/30/2004             50,000              51,000
                                                   10.000%    11/30/2004            100,000             102,000
      United Rentals, Inc. ......................   9.250%    01/15/2009            125,000             124,375
                                                                                                       --------
                                                                                                        445,280
   METALS & MINING -- (0.9%)
      AEI Holding Company (b) ...................  10.500%    12/15/2005             75,000              74,813
      AEI Resources, Inc. (b) ...................  11.500%    12/15/2006            100,000              98,750
                                                                                                       --------
                                                                                                        173,563
   OIL & GAS -- (3.7%)
      Continental Resources, Inc. ...............  10.250%    08/01/2008            100,000              73,750
      Dailey International, Inc. ................   9.500%    02/15/2008            100,000              64,000
      Forcenergy Gas Exploration, Inc. ..........   9.500%    11/01/2006            100,000              70,500
      Nuevo Energy Company ......................   8.875%    06/01/2008            100,000              97,500
      Pride Petroleum Services, Inc. ............   9.375%    05/01/2007            150,000             149,250
      R & B Falcon Corporation (b) ..............  12.250%    03/15/2006             75,000              77,250
      The Houston Exploration Company ...........   8.625%    01/01/2008             75,000              73,125
      Universal Compression, Inc. (a) ...........  11.392%    02/15/2008            125,000              79,687
                                                                                                       --------
                                                                                                        685,062


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST     MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE         DATE             AMOUNT                VALUE
             ------------------                      ----         ----             ------                -----
CORPORATE BONDS -- (CONTINUED)
   PRINTING & PUBLISHING -- (1.5%)
      Garden State Newspapers, Inc. .............   8.750%    10/01/2009        $   100,000            $   98,000
      Hollinger International Publishing, Inc. ..   9.250%    03/15/2007            175,000               180,250
                                                                                                       ----------
                                                                                                          278,250
   RETAILERS -- (0.3%)
      Leslie's Poolmart, Inc. ...................  10.375%    07/15/2004             50,000                51,375
                                                                                                       ----------

   SERVICES -- (1.0%)
      Coinmach Corporation ......................  11.750%    11/15/2005             50,000                55,000
      Sitel Corporation .........................   9.250%    03/15/2006            100,000                85,750
      URS Corporation (b) .......................  12.250%    05/01/2009             50,000                50,750
                                                                                                       ----------
                                                                                                          191,500
   STEEL -- (0.4%)
      Metals USA, Inc. ..........................   8.625%    02/15/2008             75,000                70,688
                                                                                                       ----------

   SURFACE TRANSPORTATION -- (3.1%)
      Allied Holdings, Inc. .....................   8.625%    10/01/2007             50,000                47,750
      Gearbulk Holdings Ltd. ....................  11.250%    12/01/2004            150,000               155,250
      Railworks Corporation (b) .................  11.500%    04/15/2009             50,000                50,625
      Stena AB ..................................  10.500%    12/15/2005            175,000               176,312
                                                    8.750%    06/15/2007             50,000                46,125
      StenaLine AB ..............................  10.625%    06/01/2008             50,000                37,875
      The Holt Group, Inc. (b) ..................   9.750%    01/15/2006             75,000                49,875
                                                                                                       ----------
                                                                                                          563,812
   TELECOMMUNICATIONS -- (11.5%)
      Call-Net Enterprises, Inc. (a) ............  11.677%    08/15/2007            225,000               144,000
                                             (a)   11.647%    08/15/2008            100,000                56,500
      Hermes Europe Railtel B.V. ................  11.500%    08/15/2007            200,000               210,500
      ICG Holdings, Inc. (a) ....................  13.012%    05/01/2006             50,000                39,021
      ICG Services, Inc. (a) ....................  12.962%    05/01/2008            125,000                68,780
      IXC Communications, Inc. ..................   9.000%    04/15/2008            100,000                96,125
      Level 3 Communications, Inc. ..............   9.125%    05/01/2008            300,000               297,375
                                             (a)   10.819%    12/01/2008            300,000               186,375
      Metronet Communications Corporation .......  12.000%    08/15/2007            100,000               115,750
                                             (a)    8.970%    11/01/2007             75,000                60,000
                                             (b)   10.625%    11/01/2008             75,000                84,937
      NEXTEL International, Inc. (a) ............  15.367%    04/15/2008             75,000                38,156
      Pathnet, Inc. .............................  12.250%    04/15/2008            100,000                49,500
      PSInet, Inc. ..............................  10.000%    02/15/2005            100,000               100,000
                                                   11.500%    11/01/2008             50,000                52,750
      Qwest Communications International, Inc. ..  10.875%    04/01/2007             65,000                73,775
                                             (a)    8.742%    10/15/2007            175,000               136,063
      Teligent, Inc. ............................  11.500%    12/01/2007            150,000               150,750
      United States Xchange LLC .................  15.000%    07/01/2008             50,000                52,125
      Viatel, Inc. ..............................  11.250%    04/15/2008             75,000                76,875
                                             (a)   12.233%    04/15/2008             50,000                32,250
                                                                                                       ----------
                                                                                                        2,121,607


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST     MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE         DATE             AMOUNT                VALUE
             ------------------                      ----         ----             ------                -----
CORPORATE BONDS -- (CONTINUED)
   TELECOMMUNICATIONS & CELLULAR -- (12.2%)
      American Cellular Corporation .............  10.500%    05/15/2008        $   125,000            $   128,750
      Centennial Cellular Corporation (b) .......  10.750%    12/15/2008             75,000                 78,187
      Intermedia Communications of Florida,
        Inc. (a).................................  11.668%    05/15/2006            200,000                167,000
                                             (a).  11.106%    07/15/2007            125,000                 90,625
      Intermedia Communications, Inc. ...........   8.600%    06/01/2008             75,000                 70,125
      McLeodUSA, Inc. (a) .......................  10.289%    03/01/2007            150,000                115,875
                                                    9.250%    07/15/2007             50,000                 50,000
                                                    8.375%    03/15/2008             50,000                 47,375
                                                    9.500%    11/01/2008             50,000                 50,250
      Millicom International Cellular S.A. (a) ..  14.617%    06/01/2006            200,000                147,000
      NEXTEL Communications, Inc. (a) ...........  10.310%    09/15/2007            300,000                220,500
                                             (a)   10.184%    02/15/2008            200,000                138,500
      Nextlink Communications, Inc. .............   9.625%    10/01/2007             50,000                 48,875
                                                    9.000%    03/15/2008             75,000                 71,250
                                             (a)   11.584%    06/01/2009            225,000                133,875
      Paging Network, Inc. ......................  10.000%    10/15/2008            200,000                155,000
      Rogers Cantel Mobile Communications, Inc. .   8.800%    10/01/2007            150,000                150,375
      Telesystem International Wireless, Inc. (a)  17.740%    06/30/2007            200,000                103,000
                                             (a)   17.427%    11/01/2007             50,000                 22,250
      Triton PCS, Inc. (a) ......................  11.295%    05/01/2008            175,000                113,750
      USA Mobile Communications, Inc. ...........   9.500%    02/01/2004            125,000                100,625
      Verio, Inc. ...............................  11.250%    12/01/2008             50,000                 52,625
                                                                                                       -----------
                                                                                                         2,255,812
                                                                                                       -----------
         TOTAL CORPORATE BONDS -- (Cost $17,290,395)                                           91.9%    16,956,347
                                                                                                       -----------

                                                                                    SHARES
                                                                                    ------
PREFERRED STOCKS
   BANKS -- (0.2%)
      California Federal Preferred Capital Corporation, 9.125% .................      1,000             26,125
                                                                                                       -------

   BROADCAST RADIO & TELEVISION -- (2.0%)
      Benedek Communications Corporation, 11.50% (c) ...........................         75             57,375
      Capstar Broadcasting Partners, Inc., PIK, 12.00% .........................        633             73,538
      Capstar Radio Broadcasting Partners, Inc., PIK, Series E, 12.625% (c) ....        601             72,981
      Cumulus Media, Inc., Sr., 13.75% .........................................         56             61,618
      Sinclair Broadcast Group, Inc., 11.625% ..................................      1,050            110,775
                                                                                                       -------
                                                                                                       376,287
   CABLE TELEVISION -- (0.9%)
      Pegasus Communications Corporation, PIK, Series A, 12.75% ................        164            169,820
                                                                                                       -------

   FOOD SERVICES -- (0.1%)
      Nebco Evans Holding Company, PIK, 11.25% .................................        285             11,249
                                                                                                       -------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES               VALUE
             ------------------                                                     ------               -----
PREFERRED STOCKS -- (CONTINUED)
   MACHINERY & EQUIPMENT -- (0.4%)
      Fairfield Manufacturing Company, Inc., Exch., 11.25% .....................         75            $   77,156
                                                                                                       ----------

   OIL & GAS -- (0.3%)
      R & B Falcon Corporation (b) .............................................         50                51,025
                                                                                                       ----------

   PRINTING & PUBLISHING -- (1.4%)
      Primedia, Inc., Series D, 10.00% .........................................        750                77,063
      Primedia, Inc., Series E, 9.20% ..........................................      1,850               184,075
                                                                                                       ----------
                                                                                                          261,138
   TELECOMMUNICATIONS & CELLULAR -- (0.5%)
      NEXTEL Communications, Inc., 13.00% ......................................         58                62,728
      NEXTEL Communications, Inc., PIK,11.125% .................................         25                25,125
                                                                                                       ----------
                                                                                                           87,853

         TOTAL PREFERRED STOCKS -- (Cost $980,791)                                              5.8%    1,060,653
                                                                                                       ----------

COMMON STOCKS
   CABLE TELEVISION -- (0.0%)
      CS Wireless Systems, Inc. (b), (c) .......................................         13                     0
      Pegasus Communications Corporation (c) ...................................        112                 4,417
                                                                                                       ----------
                                                                                                            4,417
   PRINTING & PUBLISHING -- (0.2%)
      Affiliated Newspaper Investments, Inc. (c) ...............................        250                37,500
                                                                                                       ----------

         TOTAL COMMON STOCKS -- (Cost $99)                                                      0.2%       41,917
                                                                                                       ----------

WARRANTS
   BUSINESS EQUIPMENT & SERVICES -- (0.0%)
      Electronic Retailing Systems International, Inc. (b), (c)                          50                   250
                                                                                                       ----------

   CABLE TELEVISION -- (0.0%)
      Australis Holdings Property Ltd. (b), (c) ................................         50                     0
      Diva Systems Corporation (c) .............................................        150                     0
      Pegasus Communications Corporation (c) ...................................         75                 4,537
      UIH Australia/Pacific, Inc. (c) ..........................................        125                     0
      Wireless One, Inc. (c) ...................................................        150                     2
                                                                                                       ----------
                                                                                                            4,539
   CONSUMER PRODUCTS -- (0.0%)
      IHF Capital, Inc. (b), (c) ...............................................        100                    50
                                                                                                       ----------

   STEEL -- (0.0%)
      Bar Technologies, Inc. (b), (c) ..........................................         25                   500
                                                                                                       ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                       SHARES             VALUE
             ------------------                                                       ------             -----
WARRANTS -- (CONTINUED)
   TELECOMMUNICATIONS -- (0.1%)
      Metronet Communications Corporation (b), (c) .............................        100            $     7,500
      Pathnet, Inc. (b), (c) ...................................................        100                      0
                                                                                                       -----------
                                                                                                             7,500
                                                                                                       -----------
         TOTAL WARRANTS -- (Cost $0)                                                            0.1%        12,839
                                                                                                       -----------

TOTAL INVESTMENTS -- (Cost $18,271,285)                                                        98.0%    18,071,756
OTHER ASSETS LESS LIABILITIES --                                                                2.0%       373,986
                                                                                              -----    -----------
NET ASSETS --                                                                                 100.0%   $18,445,742
                                                                                              =====    ===========

(a)  Step bond. Interest rate shown represents yield to maturity.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, these securities aggregated $1,549,887 or 8.4% of the net assets of the Portfolio.

(c)  Non-income producing security.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)


               NAME OF ISSUER                        INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                        RATE        DATE             AMOUNT                 VALUE
             ------------------                      --------    --------          ---------               -----
GOVERNMENT AND AGENCY SECURITIES
   COLLATERALIZED MORTGAGE OBLIGATIONS -- (8.6%)
      Federal Agricultural Mortgage Corporation (a)   7.012%    01/25/2003        $   756,176           $   776,737
                                                      6.710%    07/25/2008            479,972               478,623
                                                                                                        -----------
                                                                                                          1,255,360

   MORTGAGE BACKED SECURITIES -- (40.5%)
      FHA Insured Project Loan ..................     3.025%    11/01/2006            305,574               284,215
                                                      7.500%    11/15/2030            269,691               264,044
      FHLMC Participation Certificates ..........     8.500%    01/01/2003             45,890                47,446
                                                     10.000%    10/01/2005             48,418                50,886
                                                      9.500%    04/01/2007             50,447                52,499
                                                      9.000%    06/01/2016             91,754                98,566
                                                      7.625%    08/25/2022            120,615               120,670
                                                      6.250%    09/15/2022            200,000               193,937
                                               (a)    7.997%    08/01/2025            107,842               109,733
      FNMA Guaranteed Real Estate Mortgage
         Investment Pass-Thru Certificates ......     6.740%    08/25/2007            300,000               301,123
                                                      8.400%    02/25/2009            267,572               275,991
                                                      6.000%    09/01/2012            149,492               144,702
                                               (a)    7.298%    08/17/2018            235,000               238,305
                                                     11.000%    02/01/2019            520,620               582,813
                                                     11.500%    02/01/2019            504,569               569,264
                                                      9.500%    03/25/2019            470,095               504,039
                                               (a)    6.395%    04/01/2020             83,741                84,381
                                                     10.000%    04/01/2020             74,478                80,957
                                                      7.000%    06/25/2022            322,098               322,300
                                               (a)    5.827%    11/01/2035            353,349               346,604
      GNMA Guaranteed Pass-Thru Certificates ....     9.000%    12/15/2006            101,736               106,311
                                                      9.000%    01/15/2008            128,797               134,121
                                               (a)    6.375%    03/20/2018            198,415               202,810
                                                      7.500%    04/15/2024            165,814               167,872
      SLM Holding Corporation (a) ...............     5.132%    04/25/2004            347,159               346,973
                                               (a)    5.148%    10/25/2004            294,096               293,316
                                                                                                        -----------
                                                                                                          5,923,878

   U.S. GOVERNMENT SECURITIES -- (34.5%)
      U.S. Treasury Bonds .......................    11.625%    11/15/2004            315,000               396,900
                                                      7.250%    05/15/2016            480,000               526,950
                                                      7.500%    11/15/2024            115,000               133,148
                                                      6.125%    11/15/2027          1,475,000             1,461,634
      U.S. Treasury Notes .......................     5.875%    11/30/2001            560,000               563,500
                                                      7.875%    11/15/2004            875,000               955,665
                                                      6.125%    08/15/2007            265,000               267,981
                                                      5.625%    05/15/2008            750,000               734,766
                                                                                                        -----------
                                                                                                          5,040,544
                                                                                                        -----------
         TOTAL GOVERNMENT AND AGENCY SECURITIES -- (Cost $12,561,839) 83.6%                              12,219,782
                                                                                                        -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1999 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                        INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                        RATE        DATE             AMOUNT                   VALUE
             ------------------                      --------    --------          ---------                 -----
CORPORATE BONDS
   BANKS -- (2.6%)
      GS Escrow Corporation .....................     7.000%    08/01/2003        $   390,000            $     381,890
                                                                                                         -------------
   BROADCASTING -- (2.2%)
      Time Warner, Inc. .........................     8.110%    08/15/2006            300,000                  314,451
                                                                                                         -------------
   REAL ESTATE -- (1.4%)
      Colonial Realty LP ........................     7.000%    07/14/2007            215,000                  200,557
                                                                                                         -------------
   TELECOMMUNICATIONS -- (2.0%)
      Sprint Capital Corporation ................     6.875%    11/15/2028            325,000                  296,801
                                                                                                         -------------
       TOTAL CORPORATE BONDS -- (Cost $1,255,575)                                                 8.2%       1,193,699
                                                                                                         -------------
MUNICIPAL BOND -- (0.7%)
      New Jersey Economic Development Authority       7.425%    02/15/2029            100,000                  101,802
                                                                                                         -------------
       TOTAL MUNICIPAL BOND -- (Cost $100,000)                                                    0.7%         101,802
                                                                                                         -------------
NON-AGENCY MORTGAGES AND ASSET BACKED -- (1.7%)
      Community Program Loan ....................     4.500%    04/01/2029            340,000                  256,258
                                                                                                         -------------
       TOTAL NON-AGENCY MORTGAGES AND
         ASSET BACKED -- (Cost $254,044)                                                          1.7%         256,258
                                                                                                         -------------


                                                                                      MATURITY
                                                                                       AMOUNT
                                                                                      --------

SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT -- (4.7%)
     State Street Bank and Trust Company (b)....     4.000%    07/01/1999             682,076                  682,000
                                                                                                         -------------
      TOTAL SHORT TERM INVESTMENT -- (Cost $682,000)                                              4.7%         682,000
                                                                                                         -------------

TOTAL INVESTMENTS -- (Cost $14,853,458)                                                          98.9%      14,453,541
OTHER ASSETS LESS LIABILITIES --                                                                  1.1%         167,568
                                                                                                -----    -------------
NET ASSETS --                                                                                   100.0%   $  14,621,109
                                                                                                =====    =============


(a) Variable rate instrument. Interest rate is the rate in effect at June 30, 1999.

(b) The agreement with State Street Bank and Trust Company, dated 6/30/99, is fully collateralized by a United States Treasury Bond, 8.125%, 08/15/19, with a value of $698,243.

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 1999 (Unaudited)


                                                                SMALL CAP            WORLD
                                                                 GROWTH             EQUITY            GROWTH
                                                                PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                                ---------          ---------         ---------
ASSETS
  Investments - securities, at value .....................     $ 11,867,331      $ 19,764,135      $ 63,144,794
  Investments - repurchase agreements ....................          215,000                 0         1,370,000
  Foreign currency holdings, at value (cost $86,285, $25)                 0            86,264                 0
  Cash ...................................................              971           135,097               273
  Income receivable ......................................              186            18,807            28,256
  Receivable for securities sold .........................          392,581           480,446           813,139
  Unrealized appreciation on forward currency
       contracts .........................................                0            86,545                 0
  Receivable for trust shares sold .......................                0                 0                 0
  Prepaid expenses .......................................            1,175             2,463             6,869
  Foreign income tax reclaim receivable ..................                0            17,640                 0
  Due from adviser .......................................           19,125            24,412                 0
                                                               ------------      ------------      ------------
      TOTAL ASSETS .......................................       12,496,369        20,615,809        65,363,331

LIABILITIES
  Payable for securities purchased .......................           39,940           218,515           658,691
  Unrealized depreciation on forward currency
       contracts .........................................                0            72,766                 0
  Payable to custodian ...................................                0                 0                 0
  Advisory fee payable ...................................           15,922            23,411            71,560
  Accounts payable and accrued expenses ..................           25,816            40,292            38,213
  Payable for trust shares redeemed ......................           42,424            18,367           155,505
                                                               ------------      ------------      ------------
      TOTAL LIABILITIES ..................................          124,102           373,351           923,969
                                                               ------------      ------------      ------------
      TOTAL NET ASSETS ...................................     $ 12,372,267      $ 20,242,458      $ 64,439,362
                                                               ============      ============      ============
NET ASSETS
  Capital paid - in ......................................     $  9,830,095      $ 15,133,681      $ 19,598,918
  Undistributed (distributions in
       excess of) net investment income ..................          (77,549)         (361,570)         (166,219)
  Accumulated net realized gain (loss) on
       investments and foreign currency transactions .....         (316,492)        2,362,202        23,738,084
  Net unrealized appreciation (depreciation) of:
       Investments .......................................        2,936,213         3,099,310        21,268,579
       Foreign currency ..................................                0             8,835                 0
                                                               ------------      ------------      ------------
         TOTAL NET ASSETS ................................     $ 12,372,267      $ 20,242,458      $ 64,439,362
                                                               ============      ============      ============
NET ASSET VALUE PER SHARE (based on shares of beneficial
  interest outstanding, unlimited number of shares
  authorized without par value) ..........................     $     15.885      $     14.773      $     45.631
  Total shares outstanding at end of period ..............          778,873         1,370,201         1,412,174
  Cost of investment securities ..........................     $  9,146,118      $ 16,664,825      $ 43,246,215


  See Notes to Financial Statements

  MATRIX            GROWTH &          MULTIPLE      HIGH INCOME     U.S. GOVERNMENT
  EQUITY            INCOME           STRATEGIES        BOND              BOND
 PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO
------------     ------------      ------------     ------------      ------------
$ 23,763,240     $ 28,447,913      $ 42,057,082     $ 18,071,756      $ 13,771,541
           0        2,668,000         5,719,000                0           682,000
           0               24                 0                0                 0
          14              316               376                0               672
      20,827           39,170           105,799          375,597           168,701
   2,588,956           79,722           593,847          311,266             1,158

           0                0                 0                0                 0
           0           87,925                 0                0            14,388
       1,799            2,626             3,712            2,015             1,113
           0            6,009                 0              188                 0
      15,026            9,951                 0           13,368            21,403
------------     ------------      ------------     ------------      ------------
  26,389,862       31,341,656        48,479,816       18,774,190        14,660,976

   2,539,754          118,013           427,365                0                 0

           0                0                 0                0                 0
           0                0                 0          248,844                 0
      25,273           37,917            53,407           22,735            14,961
      32,889           34,353            31,373           34,123            24,906
      26,345                0            81,302           22,746                 0
------------     ------------      ------------     ------------      ------------
   2,624,261          190,283           593,447          328,448            39,867
------------     ------------      ------------     ------------      ------------
$ 23,765,601     $ 31,151,373      $ 47,886,369     $ 18,445,742      $ 14,621,109
============     ============      ============     ============      ============

$ 17,862,997     $ 23,027,127      $ 28,341,980     $ 18,001,126      $ 14,690,593

       7,306           77,280            88,727          523,183           403,611

   2,545,408        3,605,782         7,553,790          120,962           (73,178)

   3,349,890        4,441,196        11,901,872         (199,529)         (399,917)
           0              (12)                0                0                 0
------------     ------------      ------------     ------------      ------------
$ 23,765,601     $ 31,151,373      $ 47,886,369     $ 18,445,742      $ 14,621,109
============     ============      ============     ============      ============



$     17.479     $     18.369      $     18.634     $      9.463      $     10.151
   1,359,632        1,695,848         2,569,784        1,949,317         1,440,363
$ 20,413,350     $ 26,674,717      $ 35,874,210     $ 18,271,285      $ 14,853,458

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 1999 (Unaudited)

                                                                 SMALL CAP          WORLD
                                                                  GROWTH           EQUITY            GROWTH
                                                                 PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                               ------------      ------------      ------------
INVESTMENT INCOME
  Dividend income ........................................     $        441      $    160,723      $    155,937
  Interest income ........................................            4,021             9,073            48,273
  Foreign taxes withheld .................................                0           (20,325)                0
                                                               ------------      ------------      ------------
       TOTAL INCOME ......................................            4,462           149,471           204,210

EXPENSES
  Investment management fee ..............................           51,663            72,514           262,673
  Administrative fee .....................................           12,061            18,917            63,968
  Custodian fee ..........................................           27,773            50,387            14,450
  Audit fee and expenses .................................            8,125             8,125             8,125
  Legal fee ..............................................            2,495             2,495             2,495
  Printing expenses ......................................            2,988             2,988             2,988
  Trustees fee and expenses ..............................            6,688             6,688             6,688
  Transfer agent fee .....................................            2,554               867               867
  Insurance ..............................................            1,822             2,414             6,932
  Other ..................................................              262               461             1,537
                                                               ------------      ------------      ------------
    TOTAL EXPENSES .......................................          116,431           165,856           370,723
                                                               ------------      ------------      ------------
  Expenses borne by the adviser ..........................          (33,997)          (40,571)                0
  Expense reductions .....................................             (423)             (978)             (294)
                                                               ------------      ------------      ------------
    NET EXPENSES .........................................           82,011           124,307           370,429
                                                               ------------      ------------      ------------
      NET INVESTMENT INCOME (LOSS) .......................          (77,549)           25,164          (166,219)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments ..................        1,481,997         2,143,783        21,329,043
Net realized gain (loss) on foreign currency transactions                 0           177,022                 0
Change in unrealized appreciation (depreciation) of:
  Investments ............................................         (948,463)         (802,927)      (11,549,361)
  Foreign currency .......................................                0            72,027                 0
                                                               ------------      ------------      ------------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ..............          533,534         1,589,905         9,779,682
                                                               ------------      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..............................     $    455,985      $  1,615,069      $  9,613,463
                                                               ============      ============      ============



See notes to financial statements.

   MATRIX          GROWTH &        MULTIPLE        HIGH INCOME    U.S. GOVERNMENT
   EQUITY          INCOME         STRATEGIES          BOND             BOND
 PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------      -----------      -----------      -----------      -----------
$   129,596      $   197,837      $    71,467      $    23,723      $         0
      9,379           60,870          251,497          904,483          468,164
          0           (3,034)               0             (660)               0
-----------      -----------      -----------      -----------      -----------
    138,975          255,673          322,964          927,546          468,164

     74,208          107,654          154,491           71,529           45,881
     20,731           25,832           38,768           19,806           15,498
     35,084           31,441           15,418           36,956           21,838
      8,125            8,125            8,125            8,125            8,125
      2,495            2,495            2,495            2,495            2,495
      2,988            2,988            2,988            2,988            2,988
      6,688            6,688            6,688            6,688            6,688
        867            2,554              867              867              867
      1,759            2,697            3,625            1,977            1,084
        429              562              796              459              326
-----------      -----------      -----------      -----------      -----------
    153,374          191,036          234,261          151,890          105,790
-----------      -----------      -----------      -----------      -----------
    (21,070)         (11,880)               0          (27,402)         (40,752)
       (635)             (69)             (24)          (1,614)             (18)
-----------      -----------      -----------      -----------      -----------
    131,669          179,087          234,237          122,874           65,020
-----------      -----------      -----------      -----------      -----------
      7,306           76,586           88,727          804,672          403,144


  2,177,225        3,035,563        6,272,214           99,969          (78,250)
          0               (1)               0                0                0

   (649,861)       1,073,735       (2,799,985)        (202,909)        (585,698)
          0              (12)               0                0                0
-----------      -----------      -----------      -----------      -----------
  1,527,364        4,109,285        3,472,229         (102,940)        (663,948)
-----------      -----------      -----------      -----------      -----------

$ 1,534,670      $ 4,185,871      $ 3,560,956      $   701,732      $  (260,804)
===========      ===========      ===========      ===========      ===========


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SMALL CAP GROWTH PORTFOLIO
                                                                            SIX MONTHS ENDED         YEAR ENDED
                                                                                 6/30/99              12/31/98
                                                                            ----------------         ----------
                                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss) ....................................         $    (77,549)         $   (178,387)
    Net realized gain (loss) on investments .........................            1,481,997            (1,643,534)
    Net realized gain (loss) on foreign currency transactions .......                    0                     0
    Change in unrealized appreciation (depreciation) of:
      Investments ...................................................             (948,463)            1,647,584
      Foreign currency ..............................................                    0                     0
                                                                              ------------          ------------
    Net increase (decrease) in net assets resulting from operations .              455,985              (174,337)

  Dividends and distributions to Shareholders from:
    Net investment income ...........................................                    0                     0
    Net realized gain on investments ................................                    0                     0
    In excess of net investment income ..............................                    0                     0
    In excess of net realized gain on investments ...................                    0                     0
                                                                              ------------          ------------
    Net decrease in net assets resulting from distributions .........                    0                     0

  Trust share transactions:
    Shares sold .....................................................            1,851,865             7,082,026
    Shares issued to shareholders in reinvestments ..................                    0                     0
    Shares repurchased ..............................................           (4,573,663)          (10,523,136)
                                                                              ------------          ------------
    Net increase (decrease) in net assets resulting from
      trust share transactions ......................................           (2,721,798)           (3,441,110)
                                                                              ------------          ------------
    Total increase (decrease) in net assets .........................           (2,265,813)           (3,615,447)
  Net assets
    Beginning of period .............................................           14,638,080            18,253,527
                                                                              ------------          ------------
    END OF PERIOD (1) ...............................................         $ 12,372,267          $ 14,638,080
                                                                              ============          ============
    (1) Including undistributed (distributions in
    excess of) net investment income ................................         $    (77,549)         $          0

CHANGE IN FUND SHARES:
    Shares sold .....................................................              128,565               504,990
    Shares issued to shareholders in reinvestments ..................                    0                     0
    Shares repurchased ..............................................             (319,261)             (707,191)
                                                                              ------------          ------------
      Net (decrease) increase .......................................             (190,696)             (202,201)
                                                                              ============          ============

See Notes to financial statements.

      WORLD EQUITY PORTFOLIO                           GROWTH PORTFOLIO                       MATRIX EQUITY PORTFOLIO
SIX MONTHS ENDED         YEAR ENDED         SIX MONTHS ENDED         YEAR ENDED         SIX MONTHS ENDED         YEAR ENDED
    6/30/99               12/31/98              6/30/99               12/31/98              6/30/99               12/31/98
----------------         ----------         ----------------         -----------        ----------------         ----------
     (UNAUDITED)                             (UNAUDITED)                           (UNAUDITED)

  $     25,164          $     64,589          $   (166,219)         $   (274,079)         $      7,306          $     65,471
     2,143,783             1,634,127            21,329,043            11,544,968             2,177,225             1,112,486
       177,022                 8,967                     0                     0                     0                     0

      (802,927)               46,584           (11,549,361)           10,132,342              (649,861)            2,335,203
        72,027              (335,881)                    0                     0                     0                     0
  ------------          ------------          ------------          ------------          ------------          ------------
     1,615,069             1,418,386             9,613,463            21,403,231             1,534,670             3,513,160


             0              (261,531)                    0                     0                     0               (65,471)
             0            (1,363,543)                    0            (9,536,196)                    0            (1,024,778)
             0              (278,838)                    0                     0                     0               (53,864)
             0                     0                     0                     0                     0                     0
  ------------          ------------          ------------          ------------          ------------          ------------
             0            (1,903,912)                    0            (9,536,196)                    0            (1,144,113)


     1,685,966            10,235,565             7,003,314            12,710,333             3,339,259             6,573,307
           0             1,903,912                     0             9,536,196                     0             1,144,113
     (6,458,680)          (13,025,399)          (37,040,859)          (14,522,739)           (3,359,188)           (2,356,812)
   ------------          ------------          ------------          ------------          ------------          ------------

     (4,772,714)             (885,922)          (30,037,545)            7,723,790               (19,929)            5,360,608
   ------------          ------------          ------------          ------------          ------------          ------------
     (3,157,645)           (1,371,448)          (20,424,082)           19,590,825             1,514,741             7,729,655

     23,400,103            24,771,551            84,863,444            65,272,619            22,250,860            14,521,205
   ------------          ------------          ------------          ------------          ------------          ------------
   $ 20,242,458          $ 23,400,103          $ 64,439,362          $ 84,863,444          $ 23,765,601          $ 22,250,860
   ============          ============          ============          ============          ============          ============


   $   (361,570)         $   (386,734)         $   (166,219)         $          0          $      7,306          $          0


        123,851               692,396               158,808               341,748               200,125               427,178
              0               138,416                     0               235,070                     0                70,970
       (471,918)             (871,336)             (816,286)             (388,098)             (201,297)             (154,561)
   ------------          ------------          ------------          ------------          ------------          ------------
       (348,067)              (40,524)             (657,478)              188,720                (1,172)              343,587
   ============          ============          ============          ============          ============          ============

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                   -CONTINUED-

                                                                                   GROWTH & INCOME PORTFOLIO
                                                                             SIX MONTHS ENDED         YEAR ENDED
                                                                                 6/30/99               12/31/98
                                                                             ----------------         ----------
                                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss) ....................................         $     76,586          $    187,410
    Net realized gain (loss) on investments .........................            3,035,563             1,029,650
    Net realized gain (loss) on foreign currency transactions .......                   (1)                  (11)
    Change in unrealized appreciation (depreciation) of:
      Investments ...................................................            1,073,735             1,018,985
      Foreign currency ..............................................                  (12)                    0
                                                                              ------------          ------------
    Net increase (decrease) in net assets resulting from operations .            4,185,871             2,236,034

  Dividends and distributions to Shareholders from:
    Net investment income ...........................................                    0              (185,661)
    Net realized gain on investments ................................                    0              (622,669)
    In excess of net investment income ..............................                    0                (8,816)
    In excess of net realized gain on investments ...................                    0                     0
                                                                              ------------          ------------
    Net decrease in net assets resulting from distributions .........                    0              (817,146)

  Trust share transactions:
    Shares sold .....................................................            3,224,128            14,032,668
    Shares issued to shareholders in reinvestments ..................                    0               817,146
    Shares repurchased ..............................................           (4,402,290)           (9,186,505)
                                                                              ------------          ------------
    Net increase (decrease) in net assets resulting from
      trust share transactions ......................................           (1,178,162)            5,663,309
                                                                              ------------          ------------
    Total increase (decrease) in net assets .........................            3,007,709             7,082,197

  Net assets
    Beginning of year ...............................................           28,143,664            21,061,467
                                                                              ------------          ------------
    END OF PERIOD (1) ...............................................         $ 31,151,373          $ 28,143,664
                                                                              ============          ============
    (1) Including undistributed (distributions in
    excess of) net investment income ................................         $     77,280          $        694


CHANGE IN FUND SHARES:
    Shares sold .....................................................              193,071               897,454
    Shares issued to shareholders in reinvestments ..................                    0                51,415
    Shares repurchased ..............................................             (267,107)             (624,788)
                                                                              ------------          ------------
      Net increase (decrease) .......................................              (74,036)              324,081
                                                                              ============          ============


See notes to financial statements.

    MULTIPLE STRATEGIES PORTFOLIO              HIGH INCOME BOND PORTFOLIO                 U.S. GOVERNMENT BOND PORTFOLIO
SIX MONTHS ENDED         YEAR ENDED         SIX MONTHS ENDED         YEAR ENDED         SIX MONTHS ENDED        YEAR ENDED
    6/30/99               12/31/98              6/30/99               12/31/98              6/30/99              12/31/98
  ------------          ------------          ------------          ------------          ------------          ------------
  (UNAUDITED)                                 (UNAUDITED)                                 (UNAUDITED)
  $     88,727          $    185,100          $    804,672          $  1,387,819          $    403,144          $    619,720
     6,272,214             3,693,846                99,969               595,756               (78,250)              269,972
             0                     0                     0                     0                     0                     0

    (2,799,985)            6,061,258              (202,909)           (1,312,647)             (585,698)              (75,641)
             0                     0                     0                     0                     0                     0
  ------------          ------------          ------------          ------------          ------------          ------------
     3,560,956             9,940,204               701,732               670,928              (260,804)              814,051


             0              (183,824)                    0            (1,387,819)                    0              (599,416)
             0            (2,499,972)                    0               (21,504)                    0              (269,972)
             0                  (610)                    0              (295,487)                    0               (10,635)
             0                     0                     0                     0                     0                (2,866)
  ------------          ------------          ------------          ------------          ------------          ------------
             0            (2,684,406)                    0            (1,704,810)                    0              (882,889)


    10,376,449             6,809,962             2,839,883            13,842,830             1,900,274            12,659,425
             0             2,684,406                     0             1,704,810                     0               882,889
    (9,347,348)           (8,572,541)           (6,611,937)          (10,913,520)           (2,488,763)           (7,682,181)
  ------------          ------------          ------------          ------------          ------------          ------------

     1,029,101               921,827            (3,772,054)            4,634,120              (588,489)            5,860,133
  ------------          ------------          ------------          ------------          ------------          ------------
     4,590,057             8,177,625            (3,070,322)            3,600,238              (849,293)            5,791,295

    43,296,312            35,118,687            21,516,064            17,915,826            15,470,402             9,679,107
  ------------          ------------          ------------          ------------          ------------          ------------
  $ 47,886,369          $ 43,296,312          $ 18,445,742          $ 21,516,064          $ 14,621,109          $ 15,470,402
  ============          ============          ============          ============          ============          ============


  $     88,727          $          0          $    523,183          $   (281,489)         $    403,611          $        467


       567,254               453,065               303,316             1,415,009               185,242             1,181,963
             0               158,139                     0               185,314                     0                85,783
      (523,020)             (566,210)             (701,520)           (1,095,976)             (243,630)             (721,568)
  ------------          ------------          ------------          ------------          ------------          ------------
        44,234                44,994              (398,204)              504,347               (58,388)              546,178
  ============          ============          ============          ============          ============          ============


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 1999     ---------------------------------           PERIOD ENDED
                                                  (UNAUDITED)         1998          1997         1996       DECEMBER 31, 1995 (1)
                                                ----------------    ---------------------------------       ---------------------
NET ASSET VALUE AT BEGINNING OF PERIOD......    $    15.098       $  15.578    $   16.050     $  12.638        $    10.000
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Loss....................         (0.100)         (0.000)       (0.152)       (0.091)            (0.042)
     Net Realized and Unrealized Gain
        (losses) on Investments.............          0.887          (0.480)        0.243         3.560              3.047
                                                -----------       ----------    ----------    ---------        -----------
TOTAL FROM INVESTMENT OPERATIONS............          0.787          (0.480)        0.091         3.469              3.005
                                                -----------       ----------    ----------    ---------        -----------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.000)         (0.000)       (0.000)       (0.000)            (0.000)
     From Net Realized Capital Gains........         (0.000)         (0.000)       (0.435)       (0.057)            (0.367)
     In Excess of Net Realized Capital Gains         (0.000)         (0.000)       (0.128)       (0.000)            (0.000)
                                                -----------       ----------    ----------    ---------        -----------
     Total Distributions....................         (0.000)         (0.000)       (0.563)       (0.057)            (0.367)
                                                -----------       ----------    ----------    ---------        -----------

NET ASSET VALUE AT END OF PERIOD............    $    15.885       $  15.098     $  15.578      $ 16.050        $    12.638
                                                ===========       =========     =========      ========        ===========

TOTAL RETURN (2) (3)........................         5.25%           (3.12)%         0.73%        27.39%             30.08%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....    $    12,372       $   14,638    $   18,254    $   13,803       $     3,813
     Ratios to Average Net Assets:
       Gross Expenses (4)...................          1.92%           1.84%         1.79%         2.38%              9.00%
       Net Expenses (4).....................          1.35%           1.35%         1.35%         1.35%              1.35%
       Net Investment Income (4)............         (1.28)%         (1.20)%       (1.06)%       (0.90)%            (0.79)%
     Portfolio Turnover Rate................         66.58%          105.35%       104.72%        72.66%            73.76%


(1) From commencement of operations May 4, 1995.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4) Annualized for periods of less than one year.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                                 SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 1999      -----------------------------------------------
                                                    (UNAUDITED)       1998      1997      1996      1995    1994(1)
                                                    -----------       ----      ----      ----      ----    -------
NET ASSET VALUE AT BEGINNING OF PERIOD .......       $13.618        $14.084   $15.062   $13.823   $11.752   $11.348
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income ...................        (0.039)         0.130     0.068     0.016     0.014     0.013
     Net Realized and Unrealized Gain
        on Investments .......................         1.194          0.593     1.392     1.647     2.872     1.119
                                                     -------        -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS .............         1.155          0.723     1.460     1.663     2.886     1.132
                                                     -------        -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
     From Net Investment Income ..............        (0.000)        (0.165)   (0.161)   (0.013)   (0.000)   (0.023)
     In Excess of Net Investment Income ......        (0.000)        (0.174)   (0.126)   (0.051)   (0.000)   (0.000)
     From Net Realized Capital Gains .........        (0.000)        (0.850)   (2.056)   (0.360)   (0.815)   (0.698)
     In Excess of Net Realized Capital Gains..        (0.000)        (0.000)   (0.095)   (0.000)   (0.000)   (0.007)
                                                     -------        -------   -------   -------   -------   -------
     Total Distributions .....................        (0.000)        (1.189)   (2.438)   (0.424)   (0.815)   (0.728)
                                                     -------        -------   -------   -------   -------   -------

NET ASSET VALUE AT END OF PERIOD .............       $14.773        $13.618   $14.084   $15.062   $13.823   $11.752
                                                     =======        =======   =======   =======   =======   =======

TOTAL RETURN (2) (3) .........................          8.48%          5.11%     9.98%    12.33%    24.32%    10.02%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's) .....       $20,242        $23,400   $24,772   $24,534   $18,191   $11,500
     Ratios to average net assets:
       Gross Expenses (4) ....................          1.60%          1.51%     1.47%     1.50%     1.67%     2.22%
       Net Expenses (4) ......................          1.20%          1.20%     1.20%     1.20%     1.20%     1.20%
       Net Investment Income (4) .............          0.24%          0.27%     0.25%     0.10%     0.12%     0.16%
     Portfolio Turnover Rate .................         91.75%        150.22%   120.50%    61.14%    97.85%   110.12%

(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Annualized for periods of less than one year.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                             SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1999      ----------------------------------------------------
                                                (UNAUDITED)       1998        1997        1996        1995     1994(1)
                                                -----------       ----        ----        ----        ----     -------
NET ASSET VALUE AT BEGINNING OF PERIOD ...       $41.004        $34.702     $30.623     $25.866     $20.056    $20.390
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income (Loss) ........        (0.118)        (0.000)     (0.082)     (0.063)      0.007      0.173
     Net Realized and Unrealized Gain
        (Loss) on Investments ............         4.745         11.465       7.226       6.736       7.419     (0.335)
                                                 -------        -------     -------     -------     -------    -------
TOTAL FROM INVESTMENT OPERATIONS .........         4.627         11.465       7.144       6.673       7.426     (0.162)
                                                 -------        -------     -------     -------     -------    -------
LESS DISTRIBUTIONS:
     From Net Investment Income ..........        (0.000)        (0.000)     (0.000)     (0.000)     (0.173)    (0.086)
     In Excess of Net Investment Income...        (0.000)        (0.000)     (0.000)     (0.002)     (0.000)    (0.000)
     From Net Realized Capital Gains .....        (0.000)        (5.163)     (3.065)     (1.914)     (1.443)    (0.086)
                                                 -------        -------     -------     -------     -------    -------
     Total Distributions .................        (0.000)        (5.163)     (3.065)     (1.916)     (1.616)    (0.172)
                                                 -------        -------     -------     -------     -------    -------

NET ASSET VALUE AT END OF PERIOD .........       $45.631        $41.004     $34.702     $30.623     $25.866    $20.056
                                                 =======        =======     =======     =======     =======    =======

TOTAL RETURN (2) (3) .....................         11.25%         33.29%      23.62%      25.74%      37.12%     (0.79)%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)..       $64,439        $84,863     $65,273     $54,565     $42,919    $30,815
     Ratios to average net assets:
       Gross Expenses (4) ................          0.99%          1.03%       1.10%       1.17%       1.17%      1.33%
       Net Expenses (4) ..................          0.99%          1.02%       1.10%       1.17%       1.17%      1.20%
       Net Investment Income (4) .........         (0.44)%        (0.39)%     (0.25)%     (0.23)%      0.01%      0.78%
     Portfolio Turnover Rate .............         36.33%         86.91%      54.74%      67.82%     166.87%    155.12%

(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Annualized for periods of less than one year.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                             SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1999      -------------------------------------------------
                                                (UNAUDITED)       1998       1997       1996       1995     1994(1)
                                                -----------       ----       ----       ----       ----     -------
NET ASSET VALUE AT BEGINNING OF PERIOD ...       $16.351        $14.275    $15.254    $15.704    $12.372    $14.650
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income ...............         0.005          0.047      0.287      0.659      0.559      0.521
     Net Realized and Unrealized Gain
        (Loss) on Investments ............         1.123          2.939      2.965      0.063      3.560     (0.651)
                                                 -------        -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS .........         1.128          2.986      3.252      0.722      4.119     (0.130)
                                                 -------        -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
     From Net Investment Income ..........        (0.000)        (0.056)    (0.291)    (0.654)    (0.494)    (0.521)
     In Excess of Net Investment Income ..        (0.000)        (0.041)    (0.000)    (0.000)    (0.000)    (0.000)
     From Net Realized Capital Gains .....        (0.000)        (0.813)    (3.940)    (0.518)    (0.293)    (1.627)
                                                 -------        -------    -------    -------    -------    -------
     Total Distributions .................        (0.000)        (0.910)    (4.231)    (1.172)    (0.787)    (2.148)
                                                 -------        -------    -------    -------    -------    -------

NET ASSET VALUE AT END OF PERIOD .........       $17.479        $16.351    $14.275    $15.254    $15.704    $12.372
                                                 =======        =======    =======    =======    =======    =======

TOTAL RETURN (2) (3) .....................          6.89%         21.11%     22.05%      4.62%     33.45%     (1.05)%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)..       $23,766        $22,251    $14,521    $14,448    $16,018    $12,312
     Ratios to average net assets:
       Gross Expenses (4) ................          1.34%          1.48%      1.54%      1.48%      1.51%      1.60%
       Net Expenses (4) ..................          1.15%          1.15%      1.15%      1.15%      1.15%      1.16%
       Net Investment Income (4) .........          0.06%          0.36%      1.63%      3.74%      3.89%      3.16%
     Portfolio Turnover Rate .............         87.67%        138.23%    169.75%     19.41%     48.20%    193.40%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Annualized for periods of less than one year.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                             SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1999      --------------------------         PERIOD ENDED
                                                (UNAUDITED)       1998       1997       1996     DECEMBER 31, 1995(1)
                                                -----------       ----       ----       ----     --------------------
NET ASSET VALUE AT BEGINNING OF PERIOD ...        $15.901       $14.567    $12.421    $11.171           $10.000
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income ...............          0.045         0.112      0.127      0.070             0.045
     Net Realized and Unrealized Gain
        (Loss) on Investments ............          2.423         1.696      3.351      1.291             1.266
                                                  -------       -------    -------    -------           -------
TOTAL FROM INVESTMENT OPERATIONS .........          2.468         1.808      3.478      1.361             1.311
                                                  -------       -------    -------    -------           -------
LESS DISTRIBUTIONS:
     From Net Investment Income ..........         (0.000)       (0.107)    (0.127)    (0.070)           (0.045)
     In Excess of Net Investment Income ..         (0.000)       (0.005)    (0.000)    (0.001)           (0.000)
     From Net Realized Capital Gains .....         (0.000)       (0.362)    (1.205)    (0.040)           (0.095)
                                                  -------       -------    -------    -------           -------
     Total Distributions .................         (0.000)       (0.474)    (1.332)    (0.111)           (0.140)
                                                  -------       -------    -------    -------           -------

NET ASSET VALUE AT END OF PERIOD .........        $18.369       $15.901    $14.567    $12.421           $11.171
                                                  =======       =======    =======    =======           =======

TOTAL RETURN (2) (3) .....................          15.52%        12.43%     28.20%     12.15%            13.09%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)..        $31,151       $28,144    $21,061    $10,300           $ 3,335
     Ratios to Average Net Assets:
       Gross Expenses (4) ................           1.33%         1.33%      1.60%      2.63%             7.27%
       Net Expenses (4) ..................           1.25%         1.25%      1.25%      1.25%             1.25%
       Net Investment Income (4) .........           0.53%         0.70%      1.05%      0.82%             1.17%
     Portfolio Turnover Rate .............          50.04%        78.37%    162.94%    131.85%            33.49%


(1)  From commencement of operations May 31, 1995.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Annualized for periods of less than one year.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                                 SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 1999      ------------------------------------------------
                                                    (UNAUDITED)       1998       1997      1996       1995     1994(1)
                                                    -----------       ----       ----      ----       ----     -------
NET ASSET VALUE AT BEGINNING OF PERIOD .......        $17.143       $14.158    $12.699   $12.043    $10.022    $12.182
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income ...................          0.035         0.078      0.103     0.143      0.137      0.236
     Net Realized and Unrealized Gain
        (Loss) on Investments ................          1.456         4.035      2.629     2.069      3.086     (0.711)
                                                      -------       -------    -------   -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS .............          1.491         4.113      2.732     2.212      3.223     (0.475)
                                                      -------       -------    -------   -------    -------    -------
LESS DISTRIBUTIONS:
     From Net Investment Income ..............         (0.000)       (0.078)    (0.103)   (0.144)    (0.136)    (0.235)
     In Excess of Net Investment Income (2)...         (0.000)       (0.000)    (0.000)   (0.000)    (0.000)    (0.008)
     From Net Realized Capital Gains .........         (0.000)       (1.050)    (1.170)   (1.412)    (1.066)    (1.418)
     In Excess of Net Realized Capital Gains..         (0.000)       (0.000)    (0.000)   (0.000)    (0.000)    (0.024)
                                                      -------       -------    -------   -------    -------    -------
     Total Distributions .....................         (0.000)       (1.128)    (1.273)   (1.556)    (1.202)    (1.685)
                                                      -------       -------    -------   -------    -------    -------

NET ASSET VALUE AT END OF PERIOD .............        $18.634       $17.143    $14.158   $12.699    $12.043    $10.022
                                                      =======       =======    =======   =======    =======    =======

TOTAL RETURN (3) (4) .........................           8.67%        29.15%     21.79%    18.29%     32.24%     (3.91)%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's) .....        $47,886       $43,296    $35,119   $31,884    $26,380    $21,150
     Ratios to average net assets:
       Gross Expenses (5) ....................           1.06%         1.15%      1.21%     1.32%      1.33%      1.48%
       Net Expenses (5) ......................           1.06%         1.15%      1.19%     1.20%      1.20%      1.20%
       Net Investment Income (5) .............           0.40%         0.50%      0.69%     1.16%      1.14%      1.74%
     Portfolio Turnover Rate .................          42.59%        74.00%     45.87%    92.21%    161.10%    153.64%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2)  For 1998 and 1997, amount was less than $0.001 per share.

(3) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(4) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(5)  Annualized for periods of less than one year.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                                 SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 1999      ---------------------------------------------------
                                                    (UNAUDITED)       1998       1997       1996       1995    1994(1)
                                                    -----------       ----       ----       ----       ----    -------
NET ASSET VALUE AT BEGINNING OF PERIOD .......        $ 9.165       $ 9.720    $ 9.173    $ 8.589    $7.914    $9.704
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income ...................          0.388         0.766      0.640      0.596     0.779     1.018
     Net Realized and Unrealized Gain
        (Loss) on Investments ................         (0.090)       (0.471)     0.598      0.624     0.717    (1.711)
                                                      -------       -------    -------    -------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS .............          0.298         0.295      1.238      1.220     1.496    (0.693)
                                                      -------       -------    -------    -------    ------    ------
LESS DISTRIBUTIONS:
     From Net Investment Income ..............         (0.000)       (0.691)    (0.681)    (0.596)   (0.779)   (1.005)
     In Excess of Net Investment Income ......         (0.000)       (0.148)    (0.010)    (0.040)   (0.042)   (0.006)
     From Net Realized Capital Gains .........         (0.000)       (0.011)    (0.000)    (0.000)   (0.000)   (0.075)
     In Excess of Net Realized Capital Gains..         (0.000)       (0.000)    (0.000)    (0.000)   (0.000)   (0.011)
                                                      -------       -------    -------    -------    ------    ------
     Total Distributions .....................         (0.000)       (0.850)    (0.691)    (0.636)   (0.821)   (1.097)
                                                      -------       -------    -------    -------    ------    ------

NET ASSET VALUE AT END OF PERIOD .............        $ 9.463       $ 9.165    $ 9.720    $ 9.173    $8.589    $7.914
                                                      =======       =======    =======    =======    ======    ======

TOTAL RETURN (2) (3) .........................           3.24%         3.04%     13.54%     14.20%    18.98%    (7.08)%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's) .....        $18,446       $21,516    $17,916    $12,835    $8,764    $7,771
     Ratios to average net assets:
       Gross Expenses (4) ....................           1.48%         1.46%      1.64%      1.99%     2.04%     2.03%
       Net Expenses (4) ......................           1.20%         1.20%      1.20%      1.18%     1.20%     1.20%
       Net Investment Income (4) .............           7.86%         6.89%      7.15%      7.96%     8.62%     8.70%
     Portfolio Turnover Rate .................          16.50%        54.70%     91.54%    105.48%    82.15%   200.19%

(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Annualized for periods of less than one year.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                                 SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 1999      -------------------------------------------------
                                                    (UNAUDITED)       1998       1997       1996       1995     1994(1)
NET ASSET VALUE AT BEGINNING OF PERIOD .......        $10.322       $10.161    $ 9.938    $10.510    $ 9.718    $10.923
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income ...................          0.280         0.430      0.630      0.629      0.765      0.690
     Net Realized and Unrealized Gain
        (Loss) on Investments ................         (0.451)        0.360      0.299     (0.385)     1.191     (0.986)
                                                      -------       -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS .............         (0.171)        0.790      0.929      0.244      1.956     (0.296)
                                                      -------       -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
     From Net Investment Income ..............         (0.000)       (0.427)    (0.617)    (0.610)    (0.765)    (0.690)
     In Excess of Net Investment Income ......         (0.000)       (0.008)    (0.000)    (0.000)    (0.045)    (0.000)
     From Net Realized Capital Gains .........         (0.000)       (0.192)    (0.068)    (0.206)    (0.354)    (0.105)
     In Excess of Net Realized Capital Gains..         (0.000)       (0.002)    (0.021)    (0.000)    (0.000)    (0.112)
     Tax Return of Capital ...................         (0.000)       (0.000)    (0.000)    (0.000)    (0.000)    (0.002)
                                                      -------       -------    -------    -------    -------    -------
     Total Distributions .....................         (0.000)       (0.629)    (0.706)    (0.816)    (1.164)    (0.909)
                                                      -------       -------    -------    -------    -------    -------

NET ASSET VALUE AT END OF PERIOD .............        $10.151       $10.322    $10.161    $ 9.938    $10.510    $ 9.718
                                                      =======       =======    =======    =======    =======    =======

TOTAL RETURN (2) (3) .........................          (1.66)%        7.79%      9.37%      2.36%     20.18%     (2.72)%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's) .....        $14,621       $15,470     $9,679    $10,734    $11,618    $14,444
     Ratios to average net assets:
       Gross Expenses (4) ....................           1.38%         1.59%      1.73%      1.66%      1.59%      1.45%
       Net Expenses (4) ......................           0.85%         0.85%      0.85%      0.85%      0.85%      0.85%
       Net Investment Income (4) .............           5.27%         5.43%      5.86%      5.80%      6.18%      5.65%
     Portfolio Turnover Rate .................          24.32%        66.12%    124.75%    244.96%    252.94%    289.71%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)  Annualized for periods of less than one year.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999


NOTE A -- ORGANIZATION

      Variable Investors Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 23, 1986. The Trust is an open-end, series management investment company which currently is comprised of eight series of shares of beneficial interest (the "Portfolios") each of which represents the entire interest in a separate portfolio of investments. The Portfolios are the Small Cap Growth Portfolio, the World Equity Portfolio, the Growth Portfolio, the Matrix Equity Portfolio, the Growth & Income Portfolio, the Multiple Strategies Portfolio, the High Income Bond Portfolio, and the U.S. Government Bond Portfolio.


NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      VALUATION OF INVESTMENTS: The Portfolios' equity securities, including American Depositary Receipts (ADR's) and other forms of depository receipts, traded on a national securities exchange are valued at the last sales price, or, if no closing price is available, at a bid price estimated by a broker or dealer. Debt securities are generally valued on the basis of valuations furnished by pricing services which determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices. Short-term securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities in other mutual funds are valued at the net asset value of those funds. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Trustees.

      FOREIGN SECURITIES: Foreign securities traded on a recognized securities exchange are valued at the last sales price in the principal market where they are traded, or, if closing prices are unavailable, at the last bid price available prior to the time a Portfolio's net asset value is determined. Foreign portfolio security prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Foreign securities for which prices cannot be obtained by the quotation services are valued using dealer supplied quotations.

      REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings, and the Portfolio may suffer a loss

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   -CONTINUED-


      INVESTMENT TRANSACTIONS: Investment security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Portfolio becomes aware of its declaration. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

      FOREIGN CURRENCY TRANSLATIONS: The records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Portfolios. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      FORWARD FOREIGN CURRENCY CONTRACTS: Upon the purchase or sale of a security denominated in foreign currency, the Portfolio may enter into a forward currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction in order to hedge against a change in the foreign currency exchange rate. Accordingly, the Trust would not realize currency gains or losses between the trade and settlement dates on such security transactions. A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Portfolio on each day and the resulting net unrealized appreciation (depreciation) and related net receivable (payable) amount are determined by using foreign currency exchange rates supplied by a quotation service.

      Realized gain (loss) includes net gains or losses realized by the Portfolio on contracts which have matured or which the Portfolio has terminated by entering into an offsetting closing transaction.

      FORWARD COMMITMENTS: To secure prices or yields deemed advantageous at a particular time, each Portfolio of the Trust may enter into a forward commitment in which a Portfolio agrees on trade date to either make or receive delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. For forward commitment purchases, the Portfolio does not earn interest on such security until settlement date.

      FEDERAL INCOME TAXES: Each Portfolio of the Trust is treated as a separate entity for Federal tax purposes. Each Portfolio of the Trust has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Portfolios of the Trust will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including net realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, net capital gains and certain other amounts, if any, the Portfolios of the Trust will not be subject to a Federal excise tax.

      EXPENSES: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are split evenly among the affected Portfolios, allocated on the basis of relative average net assets, or otherwise allocated among the Portfolios as the Trustees may direct or approve.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   -CONTINUED-


      DIVIDENDS AND DISTRIBUTIONS: Each of the Portfolios declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to utilization of capital loss carryovers, differing treatments for foreign currency transactions and differences in the timing of recognition of certain capital losses for financial reporting and tax purposes. Both dividends and capital gain distributions are made in shares of such Portfolios unless an election is made on behalf of a Separate Account to receive dividends and capital gain distributions in cash.

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

      First Variable Advisory Services Corp. ("FVAS") is the investment adviser to all Portfolios of the Trust under an investment advisory agreement with the Trust dated September 22, 1994. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated September 22, 1994: Value Line, Inc. as sub-adviser to the Growth and Multiple Strategies Portfolios, State Street Bank and Trust Company through its investment management division State Street Global Advisors as sub-adviser to the Matrix Equity Portfolio, Federated Investment Counseling as sub-adviser to the High Income Bond Portfolio and Strong Capital Management, Inc. as sub-adviser to the U.S. Government Bond Portfolio. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated May 1, 1995:
Pilgrim Baxter & Associates, Ltd. as sub-adviser to the Small Cap Growth Portfolio and Warburg Pincus Asset Management, Inc. as sub-adviser to the Growth & Income Portfolio. FVAS retained the following sub-adviser at its own cost and expense pursuant to a sub-advisory agreement dated December 9, 1996: Evergreen Investment Management Company (formerly known as the Keystone Investment Management Company) as sub-adviser to the World Equity Portfolio.

      FVAS is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. FVAS is a wholly-owned subsidiary of First Variable, which is a wholly-owned subsidiary of Irish Life of North America, Inc. ("ILoNA"), which is a wholly-owned subsidiary of Irish Life Plc., of Dublin, Ireland.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by FVAS under the advisory agreement, the Trust pays compensation monthly to FVAS at the following annual rates based on the average daily net assets of each Portfolio taken separately: 0.85% of average daily net assets for the Small Cap Growth Portfolio; 0.70% of the first $200 million of average daily net assets, 0.625% of the next $300 million of average daily net assets, and 0.50% of average daily net assets in excess of $500 million for the World Equity Portfolio; 0.70% of average daily net assets for the Growth and the Multiple Strategies Portfolios; 0.65% of the first $100 million of average daily net assets and 0.55% of average daily net assets in excess of $100 million for the Matrix Equity Portfolio; 0.75% of average daily net assets for the Growth & Income Portfolio; 0.70% of the first $40 million of average daily net assets, 0.65% of the next $20 million of average daily net assets, 0.55% of the next $15 million of average daily net assets, and 0.50% of average daily net assets in excess of $75 million for the High Income Bond Portfolio; 0.60% of the first $200 million of average daily net assets and 0.50% of average daily net assets in excess of $200 million for the U.S. Government Bond Portfolio.

LIMITATIONS

      First Variable has agreed to reduce its compensation for certain services to the Trust (and, if necessary, bear certain expenses of each of the Portfolios) through April 1, 2000 with respect to each of the Portfolios to the extent that Portfolio expenses, other than FVAS's compensation, exceed the annual rate of 0.50% of a Portfolio's average daily net assets (0.25% in the case of the U.S. Government Bond Portfolio).

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   -CONTINUED-


EXPENSE REDUCTIONS

      State Street Bank and Trust Company, the Trust's custodian, has agreed to compensate the Portfolios and decrease the Trust's custodian expenses for cash balances left uninvested in each of the Portfolios. For the six months ended June 30, 1999 the Trust's expenses were reduced by $4,055.

TRUSTEES' COMPENSATION

      Trustees' fees of $10,000 per year, plus $1,500 per meeting of the Board of Trustees and $750 for each Audit Committee meeting attended (if held on a day other than when a Board of Trustees meeting is held), are paid by the Trust to each Trustee who is not an interested person of the Trust, First Variable, ILoNA or FVAS. No remuneration is paid by the Trust to any Trustee or officer of the Trust who is affiliated with First Variable, ILoNA or FVAS.


NOTE D -- INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Portfolio for the six months ended June 30, 1999 were as follows:

                                      NON-                       NON-
                                   GOVERNMENT   GOVERNMENT    GOVERNMENT    GOVERNMENT
                                    PURCHASES     PURCHASES      SALES         SALES
                                   -----------   ----------   -----------   ----------
Small Cap Growth Portfolio .....   $ 8,231,628   $        0   $11,018,081   $        0
World Equity Portfolio .........    18,956,967            0    23,277,108            0
Growth Portfolio ...............    25,489,993      514,413    55,072,856    1,300,710
Matrix Equity Portfolio ........    19,525,332      411,641    19,696,166      223,153
Growth & Income Portfolio ......    13,296,649            0    14,286,999      197,479
Multiple Strategies Portfolio ..    14,225,624    2,844,969    19,510,027    1,290,359
High Income Bond Portfolio .....     3,280,524            0     4,833,735            0
U.S. Government Bond Portfolio..       325,615    4,146,800             0    3,530,518

The identified cost for federal income tax purposes of investments owned by each Portfolio (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at June 30, 1999 were as follows:

                                                           GROSS UNREALIZED                NET UNREALIZED
                                   IDENTIFIED COST   APPRECIATION   (DEPRECIATION)   APPRECIATION/(DEPRECIATION)
                                   ---------------   ------------   --------------   ---------------------------
Small Cap Growth Portfolio......     $ 9,146,118      $ 3,269,423     $(333,210)            $ 2,936,213
World Equity Portfolio..........      16,664,825        3,631,543      (532,233)              3,099,310
Growth Portfolio................      43,246,215       21,468,116      (199,537)             21,268,579
Matrix Equity Portfolio.........      20,413,350        3,683,699      (333,809)              3,349,890
Growth & Income Portfolio.......      26,674,717        4,950,822      (509,626)              4,441,196
Multiple Strategies Portfolio...      35,874,210       12,211,748      (309,876)             11,901,872
High Income Bond Portfolio......      18,271,285          692,014      (891,543)               (199,529)
U.S. Government Bond Portfolio..      14,853,458           63,829      (463,746)               (399,917

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   -CONTINUED-

NOTE E -- FORWARD FOREIGN CURRENCY CONTRACT

      As of June 30, 1999 the World Equity Portfolio had open 11 forward foreign currency contracts which contractually obligate the Portfolio to deliver currencies at a specified date, as follows:

                                                                             NET UNREALIZED
            CURRENCY SOLD        SETTLEMENT DATE      COST         VALUE     (DEPRECIATION)
            -------------        ---------------      ----         -----     --------------
    351,142 Australian Dollars       07/07/99      $  223,000   $  232,139     $  (9,139)
    223,254 Australian Dollars       09/01/99         145,000      147,747        (2,747)
    457,857 Swiss Franc              08/26/99         305,000      296,307         8,693
  1,981,344 Euro Currency            08/30/99       2,105,000    2,051,667        53,333
    658,283 Pound Sterling           08/05/99       1,055,000    1,037,848        17,152
136,917,786 Japanese Yen             08/26/99       1,117,532    1,141,112       (23,580)

            CURRENCY PURCHASED
            ------------------
    351,142 Australian Dollars       07/07/99         228,183      232,139         3,956
    153,000 Swiss Franc              08/26/99         101,361       99,016        (2,345)
    947,000 Euro Currency            08/30/99       1,000,221      980,611       (19,610)
    335,000 Pound Sterling           08/05/99         537,298      528,160        (9,138)
 35,675,000 Japanese Yen             08/26/99         303,532      297,326        (6,206)
                                                                                --------
                                                                                $ 10,369
                                                                                ========


NOTE F - YEAR 2000 ISSUE (UNAUDITED)

     Like other mutual funds, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Adviser, the Sub-Advisers and other service providers in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Adviser and Sub-Advisers are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

                       PRINCIPAL OFFICERS AND TRUSTEES OF
                         VARIABLE INVESTORS SERIES TRUST

                                ----------------

                            PAUL G. CHENAULT, TRUSTEE
                             NORMAN A. FAIR, TRUSTEE
                            WESLEY E. HORTON, TRUSTEE
                            W. LAWRENCE HOWE, TRUSTEE
                            LAIRD E. WIGGIN, TRUSTEE
                       JOHN SOUKUP, PRESIDENT AND TRUSTEE
                          ARNOLD R. BERGMAN, SECRETARY
                             CHRIS HARDEN, TREASURER

                                ----------------

                               INVESTMENT ADVISER
                     FIRST VARIABLE ADVISORY SERVICES CORP.

                                ----------------

THE INFORMATION CONTAINED IN THIS REPORT IS INTENDED FOR GENERAL INFORMATIONAL PURPOSES ONLY. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY CURRENT TRUST AND SEPARATE ACCOUNT PROSPECTUSES WHICH CONTAIN IMPORTANT INFORMATION CONCERNING THE TRUST, THE COMPANY, AND ITS CURRENT PUBLIC OFFERING OF VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

TAX ADVANTAGE PRODUCT CHOICES

                                                                  FIRST VARIABLE
                                                                  LIFE INSURANCE
                                                                         COMPANY

                                    [FIRST VARIABLE LIFE INSURANCE COMPANY LOGO]



Products

VARIABLE UNIVERSAL LIFE

    CAPITAL SOLUTIONS VUL

    With the potential to...
    BUILD WEALTH with tax-deferred growth.
    ENJOY INCOME with tax-advantages through loans and withdrawals. PRESERVE ASSETS with a death benefit that can pass free of income tax to heirs.*



SINGLE PREMIUM VARIABLE LIFE

    CAPITAL ONE PAY VL
    With the potential to...
    BUILD WEALTH with tax-deferred growth.
    Enjoy income through loans and withdrawals after age 59-1/2.** PRESERVE ASSETS with a death benefit that can pass income tax free to heirs.*


Variable Annuities

    CAPITAL SIX VA
    CAPITAL FIVE VA
    CAPITAL NO LOAD VA
    With the potential to...
    BUILD WEALTH with tax-deferred growth.
    ENJOY INCOME with tax-advantaged access through withdrawals and annuitization.**
    PRESERVE ASSETS with a death benefit that guarantees heirs receive at least the original investment regardless of market performance.*

    *   May be subject to estate taxation

    ** Earnings are subject to income tax when withdrawn or paid as a death benefit. Distributions before age 59-1/2 may also be subject to 10% penalty.

        All products not yet available in all states.


TAX ADVANTAGED PRODUCT CHOICES


Special Programs
ASSET ALLOCATION STRATEGIES

Asset Allocation is dividing your portfolio among several different investment categories, such as stocks, bonds and money market instruments. Asset allocation theory helps you and your investment professional design a portfolio that meets your tolerance for risk. It can also help you gain the most potential return for a certain risk level. First Variable Life offers a menu of asset allocation models that can help you build, enjoy and preserve your wealth.

AUTOMATIC ASSET REBALANCING

Once you and your investment professional have selected a mix of investments, automatic asset rebalancing helps you maintain it by rebalancing your portfolio. Choose from quarterly, semi-annual or annual rebalancing. Your quarterly statement will show activities to make tracking your investment easier.

DOLLAR COST AVERAGING

You can take advantage of a time-tested investment technique of dollar cost averaging within your First Variable product. This strategy invests equal amounts at regular intervals over time to take advantage of the natural ups and downs of the financial markets. The key to dollar cost averaging is staying with your plan, regardless of market performance. At First Variable, you can use dollar cost averaging to move from one investment choice to another.

Dollar cost averaging does not assure a profit or protect against loss in declining markets. Since prices fluctuate, consider your ability to continue purchases through both high and low price levels.

[FIRST VARIABLE LIFE INS. CO. LOGO]


Securities distributed through First Variable Capital Services, Inc. 2122 York Road, Suite 300 - Oak Brook, IL 60523 800-499-0713
www.firstvariable.com



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First Variable Life Insurance

A History of Innovation


Founded in 1968, First Variable Life Insurance Company is an innovative financial services company and the first to offer variable life insurance in the United States. First Variable Life is a proud member of the Irish Life of North America (ILoNA) family, the holding company for the U.S. operations of Irish Life & Permanent plc.

Headquartered in Dublin, Ireland, Irish Life & Permanent plc is the market leader for retail financial services in Ireland. With assets in excess of $25 billion, it specializes in life insurance, pension plans, investment management and other personal financial services.

Together, the ILoNA family of companies markets a broad range of financial products and services directed at the quickly evolving needs of today's consumer. ILoNA's other business units include:

-  Interstate Assurance Company

-  IAC Securities Corporation

-  Guarantee Reserve Life Insurance Company

-  Money Matters Exchange

Trust the experience, knowledge and expertise of the company that specializes in tax-deferred and tax-advantaged financial products. First Variable Life Insurance Company strives to help investors build, enjoy and preserve wealth for many generations to come.

Neither First Variable Life Insurance Company nor its agents give legal, accounting or tax advice. Consult an attorney or tax advisor about the consequences of financial decisions. All products not yet available in all states.

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                                                                     6009 (8/99)